As Filed with the Securities and Exchange Commission on October 25, 2013

Registration File Nos. 333-44956; 811-10097

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☐

Amendment No. 27	☒

(Check appropriate box or boxes)

American Family Variable Account I

(Exact name of registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Name of depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: 1-800-MY AMFAM (1-800-692-6326)

David C. Holman, Esq.

American Family Life Insurance Company

6000 American Parkway

Madison, Wisconsin 53783-0001

(Name and address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W. Suite 700

Washington, D.C. 20001-3980

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☒	on December 31, 2013 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies

Variable Universal Life Insurance Series I Prospectus

December 31, 2013

AMERICAN FAMILY INSURANCE

Prospectus	December 31, 2013

Variable Universal Life Insurance Policy

Series I

issued by

American Family Variable Account I

and

American Family Life Insurance Company

administered by

Kansas City Life Insurance Company

Home Office

6000 American Parkway

Madison, Wisconsin 53783-0001

Telephone: 1-800-MY AMFAM (1-800-692-6326)

Administrative Service Center

P.O. Box 219399

Kansas City, Missouri 64121-9399

Telephone: 1-877-781-3520

This prospectus describes a variable universal life insurance policy (“Policy”) issued by American Family Life Insurance Company (“AFLIC” or the “Company”). The Policy is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information about the Policy. The Policy is not available to new purchasers.

The prospectus is not the Policy. We will issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the riders attached to your Policy) for the provisions that apply in your state.

You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or financial adviser.

You can allocate your Policy’s values to:

One or more Subaccounts of American Family Variable Account I (the “Variable Account”), each of which invests exclusively in one or more of the portfolios listed on this page; or

the Fixed Account, which credits a specific rate of interest.

Please note that the Policy and the Portfolios:

are not guaranteed to achieve their goals;

are not federally insured;

are not endorsed by any bank or government agency; and

are subject to risks, including loss of the amount invested.

The following portfolios are available:

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio (Service Class 2)

Fidelity VIP Equity-Income Portfolio (Service Class 2)

Fidelity VIP Growth & Income Portfolio (Service Class 2)

Fidelity VIP Investment Grade Bond Portfolio (Service Class)

Fidelity VIP Mid Cap Portfolio (Initial Class)

Vanguard® Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Money Market Portfolio

Vanguard VIF Small Company Growth Portfolio

Vanguard is a trademark of The Vanguard Group, Inc.

For information regarding portfolio fees and expenses, see “Fee Tables—Annual Portfolio Operating Expenses.”

Policy Benefits/Risk Summary

The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may vary and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money. This Policy is not available to new purchasers.

This summary describes the Policy’s important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Premiums

Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.

Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.

The Policy

Ownership Rights: While the Primary Insured is living, you may exercise all of the rights and options described in the Policy, subject to the rights of any assignee or irrevocable beneficiary. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the portfolios listed on page 1 of this prospectus.

Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

Cash Value: Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Death Benefit

Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders (including any partial surrender charge and partial surrender processing fee) within two years of the Primary Insured’s death.

Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured’s death.

Death Benefit Option 1 is equal to the greater of:

the Specified Amount on the date of the Primary Insured’s death; or

the Cash Value multiplied by the applicable Cash Value Percentage listed under “Death Benefit Options.”

Death Benefit Option 2 is equal to the greater of:

the Specified Amount plus the Cash Value on the date of the Primary Insured’s death; or

the Cash Value multiplied by the applicable Cash Value Percentage.

Changing Death Benefit Options and Specified Amount: You may change death benefit options

4	The American Family Variable Universal Life Prospectus

at any time while the Policy is in force and We will not assess a charge for changing death benefit options. However, changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. In addition, you select the Specified Amount when you apply for the Policy. After the first Policy Year you may increase and, after the second Policy Year, may decrease the Specified Amount subject to certain conditions. Changing the death benefit option or Specified Amount may have tax consequences.

Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of the death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders

We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children’s Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children’s Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. There is no charge for the Accelerated Death Benefit Rider. These Riders may not be available in all states. Please contact Us for further details.

Surrenders and Partial Surrenders

Surrender: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.

Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.

Transfers

You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We will assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)

Loans

You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for Preferred Loans and 6% for Non-Preferred Loans. Loans may have tax consequences.

Loans reduce the Surrender Value and death benefit and increase the risk that your Policy will lapse.

Settlement Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is included in the Death Benefit Section of this Prospectus.

5

Policy Benefits/Risk Summary (continued)

Tax Benefits

Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law; however, there is some uncertainty about the application of the Federal tax law to a Policy issued on a substandard basis.

6	The American Family Variable Universal Life Prospectus

Policy Risks

Policy Risks

The following are some of the risks associated with the Policy.

Investment Risk

If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.

If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse	If your Cash Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum Premium (there is no such guarantee for any increase in Specified Amount); (2) if you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or (3) if you make a payment equal to the outstanding Minimum Premium due and any loan interest due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions. Policy loans and partial surrenders increase the risk that your Policy will lapse.
Tax Risks	We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Cash Value under a Policy until there is a distribution from the Policy. Moreover, Insurance Proceeds

7

Policy Risks (continued)

payable under a Policy generally should be excludable from the gross income of the Beneficiary, but may be subject to estate taxes. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Surrender Risks	The surrender charge under the Policy applies for the first 14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender all or a portion of the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

While partial surrenders are available to you after the first Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.

A partial surrender or surrender may have tax consequences.

Loan Risks	A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.

8	The American Family Variable Universal Life Prospectus

We reduce the amount We pay on the Primary Insured’s death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses	Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

9

Fee Tables

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.

Transaction Fees
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	7.5% of premium up to Target Premium[1] and 3.5% of Premium in excess of Target premium for a Policy Year	7.5% of premium up to Target Premium and 3.5% of premium in excess of Target Premium for a Policy Year
Partial Surrender Charge[2]	Upon partial surrender within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	Deduction from Cash Value in proportion to the charge that applies upon full surrender[2]	Deduction from Cash Value in proportion to the charge that applies upon full surrender
Partial Surrender Processing Fee	Upon partial surrender	2% of the amount surrendered, not to exceed $25	2% of the amount surrendered, not to exceed $25
Surrender Charge[3]
Minimum Charge[4]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase	$0.19 per $1,000 of the Specified Amount or the Specified Amount increase
Maximum Charge[5]	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$42 per $1,000 of the Specified Amount or the Specified Amount increase	$42 per $1,000 of the Specified Amount or the Specified Amount increase
Charge for Insured with Issue Age 30 in Male, Non-Smoker underwriting class for first Policy Year	Upon Policy lapse or full surrender of the Policy within the first fourteen Policy Years, or within the first fourteen years of an increase in the Specified Amount	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase	$6.86 per $1,000 of the Specified Amount or the Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer	First twelve transfers in Policy Year are free; $25 for each additional transfer
Illustration Fee	Upon each request for an illustration after receipt of first illustration in Policy Year	First illustration in Policy Year is free; $25 for each additional illustration	None[6]

10	The American Family Variable Universal Life Prospectus

[1]	The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured’s age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
[2]	When calculating the partial surrender charge, We prorate the amount of the surrender charge that would otherwise apply if you fully surrendered the Policy at the time of partial surrender by the ratio of the Cash Value subject to the partial surrender divided by the entire Surrender Value under the Policy. For example, if you requested to partially surrender $10,000 of your Cash Value in the third Policy Year and the Surrender Value of the Policy was $100,000, We would multiply the surrender charge that would otherwise apply at that time if you fully surrendered the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge.
[3]	The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured’s Issue Age, underwriting class, gender, death benefit option and Policy Year. The surrender charge shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.
[4]	The minimum surrender charge assumes that the Policy is in the 14th Policy Year, and that the Insured has the following characteristics: Female, Issue Age 1, Non-Smoker.
[5]	The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.
[6]	We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Mortality and Expense Risk Charge	Daily	.90% of the average annual net assets of each Subaccount you are invested in for each Policy Year	.90% of the average annual net assets of each Subaccount you are invested in for Policy Years 1-10 and .45% thereafter
Cost of Insurance Charge[7]
Minimum Charge[8]	Monthly	$.06 per $1,000 of net amount at risk[9]	$.06 per $1,000 of net amount at risk
Maximum Charge[10]	Monthly	$24.85 per $1,000 of net amount at risk	$23.21 per $1,000 of net amount at risk
Charge for Insured with Attained Age 30 in Male, Non-Smoker underwriting class with Specified Amount of $125,000 for first Policy Year	Monthly	$.12 per $1,000 of net amount at risk	$.10 per $1,000 of net amount at risk
Policy Fee	Monthly	$11.50 each month[11]	$11.50 each month[11]
Loan Interest Spread[12]	At the end of each Policy Year until the loan is repaid in full[13]	2% (effective annual rate)	2% (effective annual rate)

11

Fee Tables (continued)

[7]	The cost of insurance charge will vary based on the Primary Insured’s issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from Our Home Office or if on or after January 18, 2014, from Our Administrative Service Center only. Also, before you purchase the Policy, We will provide you with hypothetical illustrations of Policy values based upon the Primary Insured’s issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.
[8]	The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
[9]	The net amount at risk is equal to the Specified Amount of coverage minus the Policy’s Cash Value for a Policy with Death Benefit Option 1 in effect. For a Policy with Death Benefit Option 2 in effect, the net amount at risk is equal to the Specified Amount of coverage.
[10]	The maximum cost of insurance charge assumes that the Insured has the following characteristics: Male, Attained Age 94, Smoker.
[11]	Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.
[12]	The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest we credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for Preferred Loans and an effective annual rate of 6% for Non-Preferred Loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a Non-Preferred Loan. The guaranteed charge for a Preferred Loan would be 0% (effective annual rate).
[13]	You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge for Riders[14]	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Accelerated Death Benefit Interest Charge	Upon payment of insurance proceeds	Lower of A or B. Where A is the greater of (1) the current yield on a 90 day treasury bill or (2) the maximum statutory adjustable policy loan interest rate, and B is the current Policy Loan interest rate	3.96% (effective annual rate)[15]
Accidental Death Benefit	Monthly	$.09 per $1,000 of accidental death benefit insurance coverage	$.09 per $1,000 of accidental death benefit insurance coverage
Additional Insured Rider
Minimum[16]	Monthly	$.08 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$.04 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Maximum[18]	Monthly	$2.76 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$2.28 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage

12	The American Family Variable Universal Life Prospectus

Periodic Charges (other than Portfolio fees and expenses)
Amount Deducted
Charge for Riders[14]	When Charge is Deducted	Maximum Guaranteed Charge	Current Charge
Charge for Insured with Attained Age 35 in Male, Non-Smoker underwriting class	Monthly	$.14 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage	$.12 per $1,000 of additional insured rider amount[17] and $.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage
Children’s Insurance:	Monthly	$6 for all insured children together	$5 for all insured children together
Guaranteed Purchase Option Benefit:
Minimum[19]	Monthly	$.05 per $1,000 of guaranteed insurance coverage	$.05 per $1,000 of guaranteed insurance coverage
Maximum[20]	Monthly	$.15 per $1,000 of guaranteed insurance coverage	$.15 per $1,000 of guaranteed insurance coverage
Charge for Insured with Attained Age 10	Monthly	$.05 per $1,000 of guaranteed insurance coverage	$.05 per $1,000 of guaranteed insurance coverage
Guaranteed Minimum Death Benefit	Monthly	$.01 per every $1,000 of Specified Amount	$.01 per every $1,000 of Specified Amount
Waiver of Monthly Deductions
Minimum[21]	Monthly	$.04 per $1 of the monthly cost of insurance charge	$.04 per $1 of the monthly cost of insurance charge
Maximum[22]	Monthly	$.30 per $1 of the monthly cost of insurance charge	$.30 per $1 of the monthly cost of insurance charge
Charge for Insured with Attained Age 30	Monthly	$.09 per $1 of the monthly cost of insurance charge	$.09 per $1 of the monthly cost of insurance charge
Waiver of Specified Premium Rider
Minimum[23]	Monthly	$.03 per $1 of the monthly specified premium amount	$.03 per $1 of the monthly specified premium amount
Maximum[24]	Monthly	$.19 per $1 of the monthly specified premium amount	$.19 per $1 of the monthly specified premium amount
Charge for Insured with Attained Age 30	Monthly	$.03 per $1 of the monthly specified premium amount	$.03 per $1 of the monthly specified premium amount

[14]	The charge for the Additional Insured Rider varies based on the Insured’s Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured’s Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from Our Home Office or if on or after January 18, 2014, from Our Administrative Service Center only.

13

Fee Tables (continued)

[15]	The accelerated death benefit interest rate may vary on a daily basis. Before you elect an accelerated death benefit payment, We can estimate the interest rate that would apply to the amount of the accelerated payment.
[16]	The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
[17]	The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
[18]	The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.
[19]	The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
[20]	The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
[21]	The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[22]	The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
[23]	The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
[24]	The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.

The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2012. More detail concerning each Portfolio’s fees and expense is contained in the prospectus for each Portfolio.

Annual Portfolio Operating Expenses25

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	.06%	.89%

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Policy. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2012.

Portfolio	Advisory Fee	12b-1 Fee	Other Expenses		Total Expenses
Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)	.56%	.25%	.08%		.89%
Fidelity VIP Equity-Income Portfolio (Service Class 2)	.46%	.25%	.10%	[26]	.81%
Fidelity VIP Growth & Income Portfolio (Service Class 2)	.46%	.25%	.13%	[26]	.84%
Fidelity VIP Investment Grade Bond Portfolio (Service Class)	.31%	.10%	.11%		.52%
Fidelity VIP Mid Cap Portfolio (Initial Class)	.56%	N/A	.09%		.65%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	.37%	N/A	.04%		.41%
Vanguard VIF International Portfolio	.44%	N/A	.05%		.49%
Vanguard VIF Money Market Portfolio	.02%	N/A	.04%	[27]	.06%
Vanguard VIF Small Company Growth Portfolio	.34%	N/A	.04%		.38%

[25]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.
[26]	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund’s prospectus because of acquired fund fees and expenses.
[27]

The Vanguard Group, Inc. and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2012, the portfolio’s expenses were reduced by $1,144,000 (an effective annual rate of 0.10% of the portfolio’s average net assets).

14	The American Family Variable Universal Life Prospectus

The Policy

Purchasing a Policy

To have purchased a Policy, you must have submitted a completed application and an initial premium payment to Us at Our Home Office. You must have sent the application and initial premium payment to Us through any licensed life insurance agent who was appointed by AFLIC and who was also a registered representative of American Family Securities, LLC. The Policy is not available to new purchasers.

The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000; Nonsmoker: $50,000; and Regular: $50,000.

Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Although We do not anticipate delays in Our receipt and processing of applications or premium payments, We may experience such delays to the extent registered representatives fail to forward applications and premium payments to Our Home Office or if on or after January 18, 2014, to Our Administrative Service Center only on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.

When Insurance Coverage Takes Effect

Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance agreement that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only to obtain more information. We will direct initial premium payments designated for the variable subaccounts on the Issue Date to the Money Market Subaccount (Vanguard VIF Money Market Subaccount); premiums designated for the Fixed Account will be directed to that account.

Canceling a Policy (Free-look Right)

Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation or returning the Policy to Us at Our Home Office. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:

1.	The Cash Value as of the date We receive the returned Policy, plus

2.	Any premium charges deducted, plus

3.	Any Monthly Deductions charged against Cash Value; less

4.	Any policy loans or partial surrenders.

Ownership Rights

The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner’s estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Policy

Any modification or waiver of Our rights or requirements under the Policy must be in writing and

15

The Policy (continued)

signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.

Upon notice to you, We may modify the Policy:

to conform the Policy, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

to reflect a change in the Variable Account’s operation.

If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the

Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

Administrative Issues

If you have submitted a check or draft to Our Home Office, or if on or after January 18, 2014, to Our Administrative Service Center only, We have the right to defer payment of surrenders, partial surrenders, death benefit proceeds, policy loan proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to process any request for transfer, surrender, partial surrender, loan or death benefit proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

16	The American Family Variable Universal Life Prospectus

Premiums

Minimum Initial Premium Payment

The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.

Premium Flexibility

When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes “due.” However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Home Office or if on or after January 18, 2014, to Our Administrative Service Center only. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See “Policy Lapse and Reinstatement.”

You may not make any premium payments after the Policy’s Maturity Date. You may not make additional premium payments of less than $100. We have the right to:

1.	Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the “Code”);

2.	Limit any increase in Planned Premium Payments;

3.	Limit the number and amount of additional premium payments and Planned Premium Payments; or

4.	Apply certain premium payments which exceed Target Premium as repayment of policy loans.

You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) We receive your written notice requesting a surrender of the Policy.

Your flexibility to make premium payments under the Policy will be limited if you add the Guaranteed Minimum Death Benefit Rider to your Policy. See “Supplemental Benefits and Riders.”

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Minimum Premium Payment

The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy’s schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured’s issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured’s Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See “Death Benefit—Changing the Specified Amount.”

After the fifth Policy Year, the guarantee of insurance coverage associated with the payment of the Minimum Premium will no longer be available. However, if you have elected the Guaranteed Minimum Death Benefit Rider and pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative extended benefit protection premium (as identified in the Rider) prior to the Monthly Deduction Day, the Policy will not lapse even if the Surrender Value is not sufficient to cover the Monthly Deduction. The Guaranteed Minimum Death Benefit Rider is available only at Policy issue. See the “Guaranteed Minimum Death Benefit Rider” for further information.

17

Premiums (continued)

Premium Limitations

The Code provides for exclusion of the death benefit from a Beneficiary’s gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make the total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

Tax-free Exchanges (1035 Exchanges)

We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, we will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. Additional premium payments may be needed to keep the policy in force if there is a delay in receiving the proceeds from your existing life insurance contract. We will apply the money from your existing life insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct Us in the application to allocate your net premium payments to one or more Subaccounts of the Variable Account and/or to the Fixed Account. Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.

For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Vanguard VIF Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.

We will allocate any subsequent net premium payment as of the date We receive it at Our Remittance Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount, add a Rider, or increase the benefit amount under a Rider would be allocated on the effective date of such change.

You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Home Office, or if on or after January 18, 2014, at Our Administrative Service Center only, or the date instructions are provided to Us over the telephone. We regard American Family Securities’ approval or if on or after January 18, 2014, Sunset Financial Services, Inc’s approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

18	The American Family Variable Universal Life Prospectus

Cash Values

Cash Value

The Cash Value serves as the starting point for calculating values under a Policy.

Cash Value:

equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;

is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when We receive your written surrender request. This means that if We receive your written request for surrender at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only, prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.

Surrender Value at the end of any Business Day equals:

the Cash Value as of such date; minus

any surrender charge as of such date; minus

any loan balance.

Subaccount Value

At the end of any Valuation Period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.

The number of accumulation units in any Subaccount at the end of any Business Day equals:

the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus accumulation units purchased with additional premiums; plus

accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus accumulation units redeemed to pay for partial surrenders; minus accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the Valuation Period.

Accumulation Unit Value

The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus

19

Cash Values (continued)

the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk.

Fixed Account Cash Value

On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:

the net premium(s) allocated to the Fixed Account; plus

any amounts transferred to the Fixed Account; plus

interest credited to the Fixed Account; minus

amounts deducted to pay for Monthly Deductions; minus

amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount or the Loan Account.

Interest will be credited to the Fixed Account daily as follows:

for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;

for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;

for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;

for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

20	The American Family Variable Universal Life Prospectus

Death Benefit

Insurance Proceeds

As long as the Policy is in force, We will pay the Insurance Proceeds to the Beneficiary once We receive at Our Home Office, or if on or after January 18, 2014, at Our Administrative Service Center only, satisfactory proof of the Insured’s death. We may require the return of the Policy. We will pay the Insurance Proceeds in a lump sum either by issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Policy, the minimum rate of interest We would credit on proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on proceeds in the Retained Asset Account, please contact Us at 1-800-MYAMFAM (1-800-692-6326), or if on or after January 18, 2014, at 1-877-781-3520.

We will pay any Insurance Proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the Insurance Proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured’s death. If no Beneficiary is alive when the Insured dies, We will pay the Insurance Proceeds to the Owner, if living, or the Owner’s estate. See “Death Benefit—Settlement Options.”

Insurance Proceeds Equal:

the Death Benefit (described below); plus

any additional insurance provided by Rider; minus

any unpaid Monthly Deductions; minus

any outstanding indebtedness; minus

for Option 1 policies only, the amount of any partial surrender (including any partial surrender charges and processing fees) within 2 years of the Primary Insured’s death.

If all or part of the Insurance Proceeds are paid in one sum (by either a check or a Retained Asset Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.

An increase in the Specified Amount may increase the Death Benefit, and a decrease in the Specified Amount may decrease the Death Benefit.

We may further adjust the amount of the Insurance Proceeds under certain circumstances.

We will generally pay the Insurance Proceeds within seven days after We receive at Our Home Office, or if on or after January 18, 2014, at Our Administrative Service Center only, satisfactory proof of the Insured’s death. However, we may postpone payment of the Insurance Proceeds if:

the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or Insurance Proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional

21

Death Benefit (continued)

information about you and your account to government regulators.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred as required under state law.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of Insurance Proceeds has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Insurance Proceeds in a timely manner, the Insurance Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Insurance Proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.

Death Benefit Options

The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured’s death. Under either option, the length of the death benefit coverage depends upon the Policy’s Surrender Value. See “Policy Lapse and Reinstatement.”

The Death Benefit under Option 1 is the greater of:

the Specified Amount; or

the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.

The Death Benefit under Option 2 is the greater of:

the Specified Amount plus the Cash Value (determined on the date of the Primary Insured’s death); or

the Cash Value (determined on the date of the Primary Insured’s death) multiplied by the applicable percentage listed in the table below.

For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and partial surrender processing fee charged within two years of the date of death of the Primary Insured.

If the Insurance Proceeds payable under Option 1 are based upon Cash Value only, the Insurance Proceeds payable will not be reduced by the amount of any partial surrenders occurring within two years of the date of death of the Primary Insured.

The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.

Attained Age	Cash Value%	Attained Age	Cash Value%
up to 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95	100
60	130

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured’s existing insurance coverage and prefer to

22	The American Family Variable Universal Life Prospectus

have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.

The amount of the Death Benefit may vary with the Cash Value.

Under Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.

Under Option 2, the Death Benefit will always vary with the Cash Value.

Changing Death Benefit Options

You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 requires evidence of insurability satisfactory to Us and may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Cash Value is not enough to pay the Monthly Deduction and other charges. See “Policy Lapse and Reinstatement.”

Option 2 is not available for policies with a Guaranteed Minimum Death Benefit Rider. If your Policy includes a Guaranteed Minimum Death Benefit Rider and you change from Option 1 to Option 2, the Rider will terminate on the effective date of the death benefit option change.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the following conditions. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

Increasing the Specified Amount

After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only.

On the effective date of an increase, and taking the increase into account, the Cash Value must be greater than or equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Cash Value.

An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application in Good Order, provided We have received any premium necessary to make the change.

The minimum increase is $15,000.

Increasing the Specified Amount of the Policy will increase your Minimum Premium as well as your monthly cost of insurance.

Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender all or a portion of the Policy.

The total net amount at risk will be increased, which will increase the monthly cost of insurance charges.

A different cost of insurance rate may apply to the increase in Specified Amount, based on the Primary Insured’s circumstances at the time of the increase.

Increasing the Specified Amount may increase the amount of the Target Premium and the Premium Charge.

Decreasing the Specified Amount

You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.

23

Death Benefit (continued)

You may not decrease the Specified Amount during the first two Policy Years. You may decrease or cancel a Rider at any time.

You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.

Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request in Good Order.

A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

Decreasing the Specified Amount will not affect the Minimum Premium.

Decreasing the Specified Amount may decrease the amount of the Target Premium, the Premium Charge, the Surrender Charge, and the cost of insurance.

Settlement Options

In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon death of the Primary Insured) may elect one of the following settlement options, provided that at least $5,000 of proceeds is applied. Payment under the settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all settlement options. We may pay additional interest in Our sole discretion.

Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another settlement option with a lesser fixed period.

Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another settlement option with a lesser fixed period. The minimum guarantee period is ten years.

Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Proceeds or Death Benefit at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.

Lifetime—No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.

Even if the death benefit payable under the policy is excludible from income, payments under the

24	The American Family Variable Universal Life Prospectus

settlement options may not be excludible in full. This is because earnings on the death benefit after the Primary Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the settlement options.

Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA). If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:

A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law.

B is the current Policy Loan interest rate.

We deduct the interest charge from the insurance proceeds payable upon the Primary Insured’s death.

The Accelerated Death Benefit Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the Policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due. For more information about the Accelerated Death Benefit Rider see “Supplemental Benefits and Riders—Accelerated Death Benefit Rider.”

Benefit Payable on Maturity Date

If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death. See “Federal Tax Considerations.”

25

Surrenders and Partial Surrenders

Surrenders

You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request in Good Order, subject to the following conditions:

You must complete and sign a surrender request satisfactory to Us and send it to Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only. You may obtain a surrender form by calling Us at 1-800-MYAMFAM (1-800-692-6326) or if on or after January 18, 2014, at 1-877-781-3520.

The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be received before the Maturity Date. We may require that you return the Policy.

If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See “Charges and Deductions—Surrender Charge.”

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements in Good Order, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the “Payments We Make” section in the SAI.

A surrender may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits.”

Partial Surrender

After the first Policy Year, you may complete and sign a written request satisfactory to Us to withdraw up to 90% of the Surrender Value subject to the following conditions:

The Policy has Surrender Value.

For each partial surrender, We deduct a partial surrender charge from Cash Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See “Charges and Deductions—Partial Surrender Charge.” We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

You may make up to four partial surrenders per policy year.

The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.

You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).

We will process the partial surrender at the accumulation unit values next determined after We receive your request in Good Order. This means that if We receive your request in Good Order for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request in Good Order for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

We generally will pay a partial surrender request within seven days after the Business Day when We receive the request in Good Order. We may postpone payment of a partial surrender under certain conditions as described in the “Payments We Make” section in the SAI.

Effect of Partial Surrenders

A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of in surance charge (see “Charges and Deductions—Monthly Deduction”)).

26	The American Family Variable Universal Life Prospectus

For Option 1 only, the Death Benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.

Partial surrenders may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits.”

27

Transfers

You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request in Good Order at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only. The following features apply to transfers under the Policy:

You may request a transfer of up to 100% of the Cash Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect.

You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less than $250.

You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares.

We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount (Vanguard VIF Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your transfer request in Good Order prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request in Good Order at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

(For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to our approval.

Transfers from the Fixed Account:

You may make only one transfer per policy year from the Fixed Account to the Subaccounts.

The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.

You may not transfer more than the greater of 25% of the Cash Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value. Because of the limits on the amount of Cash Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Cash Value in the Fixed Account.

We reserve the right to limit, revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Home Office or if on or after January 18, 2014, to Our Administrative Service Center only. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount (Vanguard VIF Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on

28	The American Family Variable Universal Life Prospectus

market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

There is no additional charge for dollar cost averaging. You cannot elect dollar cost averaging if you are participating in the automatic asset reallocation program. We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Automatic Asset Reallocation

You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to our Home Office or if on or after January 18, 2014, to Our Administrative Service Center only. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

There is no additional charge for the automatic asset reallocation program. You cannot elect automatic asset reallocation if you are participating in the dollar cost averaging program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.

Additional Limitations on Transfers

When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner among the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.

29

Transfers (continued)

If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:

limiting the frequency of transfers to not more than once every 30 days;

requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges; or

refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.

Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Policies also should be aware that the pur-

30	The American Family Variable Universal Life Prospectus

chase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

31

Loans

While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

You may take a loan from your Policy. You may take a Preferred Loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a Non-Preferred Loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

We charge you a maximum annual interest rate of 8.00% (“charged interest rate”) on your loan.

Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for Preferred Loans and 6% for Non-Preferred Loans. Currently, We credit amounts held in the Loan Account with an effective annual rate of interest of 6% for Non-Preferred Loans and an effective annual rate of interest of 8% for Preferred Loans.

As collateral for your loan, We will allocate an amount equal to the loan (“loan amount”) from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

You may repay all or part of your indebtedness at any time while the Primary Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to ensure that it is treated as a loan repayment. If you do not, We generally will treat the payment as a premium payment, not as a loan repayment. We have the right to apply certain premium payments which exceed Target Premium as repayment of policy loans.

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender or lapse, and from the insurance proceeds payable on the Primary Insured’s death.

We normally pay the loan amount within seven days after We receive a proper loan request in Good Order at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only. We may postpone payment of loans under certain conditions as described in the SAI.

Policy loans may have tax consequences. See “Federal Tax Considerations.”

32	The American Family Variable Universal Life Prospectus

Telephone Requests

We may accept telephone instructions from you received in Good Order regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:

You must complete and sign Our telephone request form and send it to Us. You may obtain a telephone request form from Us by forwarding a written request to the address listed on the first page of this prospectus or by calling Us at 1-800-MYAMFAM (1-800-692-6326) or if on or after January 18, 2014, at 1-877-781-3520. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

We will employ reasonable procedures to confirm that telephone instructions are genuine.

If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recording telephone instructions received from you.

We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Home Office or if on or after January 18, 2014, to Our Administrative Service Center only.

33

Policy Lapse and Reinstatement

Lapse

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Cash Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.

Your Policy will remain in force:

1.	During the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the first five policy years. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2.	If a Guaranteed Minimum Death Benefit Rider is in effect and you meet certain conditions; or

3.	If you make a payment sufficient to cover the outstanding Monthly Deductions and any loan interest due before the end of the grace period.

If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee and/or irrevocable beneficiary of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy in force. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the Insurance Proceeds less any outstanding Monthly Deductions.

Reinstatement

Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only:

1.	A written notice requesting reinstatement;

2.	Evidence of insurability for each Insured We deem satisfactory; and

3.	Sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the net premium payment used to reinstate the Policy.

Once the Policy lapses, you cannot reinstate the Guaranteed Minimum Death Benefit Rider.

34	The American Family Variable Universal Life Prospectus

The Company and the Fixed Account

American Family Life Insurance Company

We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783-0001.

Effective April 1, 2013, American Family Life Insurance Company entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Policies and to provide for the administration of the Policies.

The Fixed Account

The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. To the extent that We are required to pay you amounts in addition to your Net Cash Value under any guarantees under the Policy, including the Insurance Proceeds, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Policy. You should be aware that Our general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our general account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.

Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.

Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

35

The Variable Account and the Portfolios

The Variable Account

We established American Family Variable Account I as a separate investment account under Wisconsin law on August 7, 2000. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

Fidelity Variable Insurance Products Fund

Vanguard Variable Insurance Fund

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Policies. In contrast, all assets held in Our general account are subject to Our liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “The Variable Account and the Portfolios—Changes to the Variable Account.”

36	The American Family Variable Universal Life Prospectus

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

The following table summarizes each portfolio’s investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Equity-Income (Service Class 2)

Investment Objective: Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation.

Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company.
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company

37

The Variable Account and the Portfolios (continued)

Portfolio	Investment Objective and Investment Adviser
Vanguard VIF International

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Investment Advisers: Baillie Gifford Overseas Ltd., M&G Investment Management Limited, and Schroeder Investment Management North America Inc.

Vanguard VIF Money Market*	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks long-term capital appreciation. Investment Advisers: Granahan Investment Management, Inc. and The Vanguard Group, Inc.

*	There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market Subaccount may also become extremely low and possibly negative.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Cash Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with

38	The American Family Variable Universal Life Prospectus

administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.05% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. Beginning on January 18, 2014, such compensation will be paid to KCL in connection with administrative services rendered by KCL and its affiliates with respect to the Policies. As of that date, We will no longer receive compensation from investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios.

American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return. Beginning on January 18, 2014, such 12b-l fees will instead be paid to Sunset Financial Services, Inc., a broker-dealer affiliate of KCL. As of that date, American Family Securities, LLC will no longer receive 12b-l fees from the advisers or administrators of the portfolios or the portfolios themselves.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Changes to the Variable Account

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

1.	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;

2.	Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

3.	Combine the Variable Account with other separate accounts, and/or create new separate accounts;

4.	Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5.	Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and

6.	Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Voting Portfolio Shares

Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.

We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Proportional voting may result in a small number of policy owners determining the outcome of a vote. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

39

Charges and Deductions

We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

the death benefit, cash, and loan benefits under the Policy

investment options, including premium payment allocations

administration of elective options

the distribution of reports to Owners

Costs and Expenses We Incur:

costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:

that the cost of insurance charges We may deduct are insufficient to meet Our actual claims because Insureds die sooner than We estimate that the costs of providing the services and benefits under the Policies exceed the charges We deduct

Premium Charge

Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy’s Cash Value according to your allocation instructions.

The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.

This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Monthly Deduction

We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy’s insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has three components:

the cost of insurance charge;

the policy fee; and

costs of any Riders.

40	The American Family Variable Universal Life Prospectus

Cost of Insurance Charge

We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured’s issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy includes a table of the guaranteed cost of insurance charges applicable to your Policy.

For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:

A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;

B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and

C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is equal to (A – B) × C where:

A is the death benefit on the Monthly Deduction Day plus the Policy’s Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;

B is the Policy’s Adjusted Cash Value on the Monthly Deduction Day; and

C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the separate monthly policy fees that are part of the Monthly Deduction.

Cost of Insurance Rates. The cost of insurance rates include, but are not limited to, charges for mortality risk, taxes, issue, maintenance and administrative expenses. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Table and the Primary Insured’s issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.

In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured’s mortality risk. In addition, some Insureds are placed in special risk categories which require higher premiums.

Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.

Surrender Charge

Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including registered representative

41

Charges and Deductions (continued)

sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Surrender Charge. If your Policy lapses or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age, Policy Year death benefit option and gender. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.

Partial Surrender Charge and Partial Surrender Processing Fee

After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. For example, if you had requested to partially surrender $10,000 of your Cash Value in the third Policy Year, the Surrender Value of the Policy was $100,000 and there had been no prior increase in Specified Amount, We would multiply the surrender charge that would otherwise have applied at that time if you had requested a full surrender of the Policy by 10% ($10,000 divided by $100,000) to determine the partial surrender charge. If you decided to surrender your Policy at a later date, but prior to the fourteenth Policy Year, We would reduce the surrender charge by 10%.

Under the same example as above, but assuming that the Specified Amount had been increased prior to a partial surrender in the third Policy Year, We would add together the surrender charge attributable to both the increase in Specified Amount and the initial Specified Amount that would have applied at that time if you had requested a full surrender of the Policy. We would then multiply the sum of those two surrender charges by 10% to determine the partial surrender charge. If you decided to surrender your Policy at a later date, We would reduce any surrender charge attributable to the increase in Specified Amount and the initial Specified Amount by 10%.

For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. These fees are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender.

Transfer Charge

We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.

We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate Us for the costs of processing these transfers.

For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

We deduct the transfer charge from the amount being transferred.

42	The American Family Variable Universal Life Prospectus

Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. Some portfolios may also impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity. For further information, consult the portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Tables section of this prospectus.

43

Federal Tax Considerations

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult your own counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.

In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary’s gross income. Federal, state, and local transfer taxes, and other tax consequences of Ownership or receipt of Policy proceeds, depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract (“MEC”).

Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a

44	The American Family Variable Universal Life Prospectus

“material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy received in exchange for a life insurance contract that is a MEC will also be treated as a MEC. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner’s investment in the Policy at that time. They will be treated as tax-free recovery of the Owner’s investment in the Policy only after all such excess has been distributed.

Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of Preferred Loans. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. “Investment in the Policy” is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.

Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when a Policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a loan from a Policy, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

45

Federal Tax Considerations (continued)

Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department has issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(i) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, state, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the

46	The American Family Variable Universal Life Prospectus

Insured’s estate for purposes of federal estate tax if the Insured owned the policy. The Proceeds would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death. If the Owner is not the Insured and dies before the Insured, the fair market value of the Policy would be included in the Owner’s estate. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

Generation Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Tax Exemptions and Rates. For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Policy Owner Tax Matters.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s Attained Age 100.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

Life Insurance Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers of life insurance contracts that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Our Taxes

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Variable Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

47

Supplemental Benefits and Riders

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the Fee Tables for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. These Riders may not be available in all states. Please contact Us for further details.

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS and WA).

Receipt of the accelerated death benefit could affect the Primary Insured’s eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s Maturity Date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

1.	the terminal illness is the result of an intentionally self-inflicted injury; or

2.	you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at Our Home Office, or if on or after January 18, 2014, at Our Administrative Service Center only, at least 31 days before the Policy would terminate.

We treat the payment of the accelerated death benefit and accumulated interest thereon similar to a policy loan in so far as the accelerated death benefit and accumulated interest may be repaid in whole or in part while the Policy is in force. In addition, like a policy loan, the payment of the accelerated death benefit does not affect the Specified Amount or Cash Value, and therefore does not affect the net amount at risk under the Policy.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the

48	The American Family Variable Universal Life Prospectus

accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any accelerated death benefit payment plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero.

There is no charge for the ACDB Rider. However, We will assess an interest charge against the amount of any accelerated death benefit payment. See the accelerated death benefit interest charge in the “Periodic Charges (other than Portfolio fees and expenses)” table section of the prospectus for more information on the rate of interest We may assess.

If the Waiver of Monthly Deductions Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim under the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:

1.	Our receipt of your written notice requesting termination of the Rider; or

2.	surrender or other termination of the Policy.

If the ACDB Rider was terminated as a result of the termination of the Policy, the Owner may add the Rider to the Policy upon reinstatement of the Policy.

Accidental Death Benefit Rider

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:

1.	the Primary Insured’s Attained Age 65;

2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

3.	surrender or other termination of the Policy.

If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage. The Company does not require additional evidence of insurability for the purchase of the Accidental Death Benefit Rider.

Additional Insured Rider

This Rider provides level term insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Additional Insured Riders may be purchased to provide coverage for the primary insured and the primary insured’s spouse and adult children.

This Rider terminates on the earliest of:

1.	the Rider anniversary date nearest the Additional Insured’s Attained Age 65;

2.	surrender or other termination of the Policy;

3.	the first Monthly Deduction Day after our receipt of your written notice requesting termination of the Rider;

4.	the date of any full conversion under the Rider; or

5.	the end of the continuation period following the Primary Insured’s death.

Children’s Insurance Rider

This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy;

49

Supplemental Benefits and Riders (continued)

3.	the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage;

4.	the insured child converts the insurance coverage; or

5.	the Primary Insured’s Attained Age 75.

Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We assess a $5.00 monthly charge for the Rider regardless of the number of children insured under the Rider. We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit Rider

This Rider allows the Owner to purchase additional insurance coverage on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of:

1.	the Primary Insured’s Attained Age 40;

2.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or

3.	surrender or other termination of the Policy.

If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

Guaranteed Minimum Death Benefit Rider

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover a Monthly Deduction, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy;

3.	the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or

4.	30 days after the Owner fails to pay the required premium.

If you elect this Rider, you limit your flexibility to make premium payments under the Policy. Payment of less than the Guaranteed Minimum Death Benefit Premium or missing a scheduled premium payment may cause this Rider to lapse. Taking a policy loan or partial surrender may also cause this Rider to lapse.

This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.

Waiver of Monthly Deductions Rider

This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95 (assuming total disability occurs before Attained Age 60), whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy; or

3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.

50	The American Family Variable Universal Life Prospectus

If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.

You may elect only one of the waiver options.

Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of:

1.	the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;

2.	surrender or other termination of the Policy; or

3.	the Rider anniversary nearest the Primary Insured’s Attained Age 60.

If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.

You may elect only one of the waiver options.

51

Sale of Policies

Sale of the Policies

We ceased offering the Policies to new purchasers in 2009.

You may, however continue to make payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy, such as reallocations among investment options, partial withdrawals, loans and loan repayments, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Policies continues.

We have entered into a distribution agreement, effective as of January 18, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and distributes and services the Policies through its registered representatives. The Distributor will replace American Family Securities, LLC, an affiliate, which acted as principal underwriter and distributor for the Policies until January 17, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Policies have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Policies. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Policies.

The Fidelity Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Policies. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity Variable Insurance Products Fund or the subaccounts selected by Policies’ owners.

52	The American Family Variable Universal Life Prospectus

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Policy.

53

Financial Statements

The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only.

54	The American Family Variable Universal Life Prospectus

Glossary

Additional Premium Payment

A premium payment you make under the Policy other than a Planned Premium Payment.

Administrative Service Center

Beginning on and after January 18, 2014, an office to which the Owner should direct all inquiries and correspondence regarding the Policy, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219399 Kansas City, Missouri 64121-9399. The telephone number of the Administrative Service Center is 1-877-781-3520.

AFLIC, the Company, We, Us, Our

American Family Life Insurance Company.

Application

The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:

amendments or endorsements;
Supplemental Applications; or
Reinstatement Applications

Attained Age

The Insured’s age, at his/her nearest birthday.

Base Policy

The flexible premium variable universal life insurance policy, not including any Riders.

Beneficiary(ies)

The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.

Business Day

A day when the New York Stock Exchange is open for trading, except for November 29, December 24, and any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).

Cash Value

The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.

Code

The Internal Revenue Code of 1986, as amended.

Death Benefit

The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.

Excess Interest

Any interest credited in addition to the guaranteed interest in the Fixed Account.

Fixed Account

An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.

Free-look Period

The period during which you may examine the Policy and receive a refund by either returning the Policy to Us or providing written notice of cancellation.

Fund

An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.

General Account

All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.

Good Order

This means the actual receipt by Us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.

Grace Period

A 61-day period after which a Policy will lapse if you do not pay the required premium payment.

Home Office

Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

55

Glossary (continued)

Increase in Coverage

An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children’s Insurance Rider.

Initial Specified Amount

The Specified Amount on the Policy Issue Date.

Insurance Proceeds

The amount We pay to the Beneficiary when We receive due proof of the Insured’s death.

Insured

The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children’s Insurance Rider.

Issue Age

The Insured’s age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.

Issue Date

The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse

When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance

The sum of all outstanding policy loans plus accrued loan interest.

Maturity Date

The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured’s age 95 unless extended under the Extension of Maturity Date provision.

MEC

A modified endowment contract, as defined under the Code.

Minimum Premium

The amount necessary to guarantee the Policy will remain in force during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy’s schedule page or an endorsement or amendment) multiplied by the number of months since the Policy Date (including the current month).

Monthly Deduction

The amount equal to the sum of:

the cost of insurance for the Base Policy; and

the cost of any Rider; and
a separate monthly policy fee and policy issue fee.

Monthly Deduction Day

The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.

Net Cash Value

The amount calculated as:

the Cash Value; less
the amount of any outstanding policy loans; less
any policy loan interest due.

Net Premium(s)

The amount of premium remaining after the Premium Charge has been deducted.

Non-Preferred Loan

An amount loaned under the Policy that is considered premiums paid.

Owner (you, your)

The person named in the Application as the Owner, unless later changed.

Planned Premium Payment

The amount you elect to pay under the Policy on a periodic basis. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.

Policy Anniversary

The same day and month as the Policy Date in each year following the first Policy Year.

56	The American Family Variable Universal Life Prospectus

Policy Date

The date shown on the Policy Schedule that determines each:

Policy Year;
Policy Anniversary;
Policy Month; and
the Attained Age of the Insured.

If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Year

A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio

A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

Preferred Loan

An amount loaned under the Policy that is considered all or part of the amount by which the Surrender Value exceeds premiums paid.

Premium Payments

All payments you make under the Policy other than repayments of indebtedness.

Primary Insured

The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.

Proceeds

The amount We pay subject to the Policy’s provisions, upon:

the Maturity Date of the Policy; or
the surrender or partial surrender of the Policy.

Remittance Processing Center

An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001 until January 18, 2014. On or after January 18, 2014, the address of the Remittance Processing Center is P.O. Box 219409, Kansas City, Missouri 64121-9409.

Rider

Any document made a part of this Policy which adds or excludes benefits.

SEC

The Securities and Exchange Commission, a United States government agency.

Specified Amount

The amount We use in determining the insurance coverage on an Insured’s life.

Subaccount

A subdivision of the Variable Account. We invest each Subaccount’s assets exclusively in shares of one portfolio.

Surrender

To terminate the Policy by signed request from the Owner and return of the Policy to Us at Our Home Office or if on or after January 18, 2014, at Our Administrative Service Center only.

Surrender Value

An amount equal to:

the Cash Value; minus
the sum of the surrender charge and the loan balance.

The Surrender Value of the Policy is never less than zero.

Target Premium

An amount of premium payments based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class

The underwriting risk class of the Insured.

Valuation Period

The time between the close of business on a Business Day and the close of business on the next Business Day.

Variable Account

American Family Variable Account I.

57

Statement of Additional Information

The SAI contains additional information about the Policy and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on Page 1 or by calling 1-800-MY AMFAM (1-800-692-6326), or if on or after January 18, 2014, by calling 1-877-781-3520 toll free. The following is the Table of Contents for the SAI.

58	The American Family Variable Universal Life Prospectus

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call Us at 1-800-MYAMFAM (1-800-692-6326) (toll free) or write to Us at American Family Life Insurance Company, 6000 American Parkway, Madison, WI 53783-0001, or on or after January 18, 2014, please call Us at 1-877-781-3520 (toll free) or write to Us at American Family Life Insurance Company, Administrative Services Center, P.O. Box 219399, Kansas City, Missouri 64121-9399.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10097

Contract Identifier C000018145

All your protection under one roof*

American Family Life Insurance Company

Home Office – Madison, WI 53783

The American Family Variable Universal Life Insurance Series I policy is issued by American Family Life Insurance Company and distributed by American Family Securities, LLC

6000 American Parkway, Madison, WI 53783

1-800-MY AMFAM (1-800-692-6326)

© 2013

Policy Form L-97 VUL

ADL-18882—Rev. 5/13

Investment Company File No. 811-10097

American Family Life Insurance Company Home Office - Madison, Wl 53783 The American Family Variable Universal Life Insurance Series I policy is issued by American Family Life Insurance Company and distributed by American Family Securities, LLC 6000 American Parkway, Madison, Wt 53783 1-800-MYAMFAM (1-800-692-6326) ©2013 Policy Form L-97 VUL ADL-18882-Rev. 5/13

AMERICAN FAMILY VARIABLE ACCOUNT I

(Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY

(Depositor)

6000 American Parkway

Madison, Wisconsin 53783-0001

1-800-MY AMFAM

(1-800-692-6326)

On and After January 18, 2014:

Administrative Service Center

P.O. Box 219399

Kansas City, Missouri 64121-9399

1-877-781-3520

STATEMENT OF ADDITIONAL INFORMATION

Variable Universal Life Insurance Series I Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the variable universal life insurance Series I policy (the “Policy”) offered by American Family Life Insurance Company (“AFLIC”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated December 31, 2013 and the prospectuses for the Fidelity Variable Insurance Products Fund and Vanguard Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at the address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is December 31, 2013.

Other Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

When Insurance Coverage Takes Effect

If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.

Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.

In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.

This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.

In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.

As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Policy Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.

Our Right to Contest the Policy

In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, We will not contest the Policy after the Policy has been in force during the Primary Insured’s lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured’s lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

3

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.

Misstatement of Age or Gender

If the Insured’s age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.

Suicide Exclusion

If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.

If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.

Certain states may require suicide exclusion provisions that differ from those described herein.

Ownership Rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•

You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

•

You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one primary or contingent Beneficiary, then each such primary or contingent Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured’s death, We will pay the insurance proceeds to the Owner, if living, or the Owner’s estate.

•

Subject to the rights of any irrevocable Beneficiary or assignee, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

•	We are not liable for any payment or other actions We take before We receive your written notice.

4

•	Changing the Owner does not automatically change the Beneficiary.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.

•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.

•	You retain any Ownership rights that are not assigned.

•	We are not:

•	bound by any assignment unless We receive a written notice satisfactory to Us of the assignment;

•	responsible for validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment We make before We receive written notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Changing Death Benefit Options

The following rules apply to any change in death benefit options:

•	You must submit a written request for any change in death benefit options.

•	We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.

•	The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We approve your request for a change.

If you change from Option 1 to Option 2:

•

We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

•	The death benefit will NOT change on the effective date of the change.

•

The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).

•

If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:

•	The Specified Amount will be increased by the Cash Value on the effective date of the change.

•	The death benefit will NOT change on the effective date of the change.

•	The Minimum and Target Premium may change.

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•	Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.

Underwriting Classes

We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.

•	The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.

•	In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e., Regular Class).

Loan Interest

Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.

We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.

Effect of Policy Loans

A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.

Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.

The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan

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subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.

Payments We Make

We usually pay the amounts of any surrender, partial surrender, insurance proceeds, loan, or settlement options within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If, under SEC rules, the Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender, loan or death benefit from the Vanguard VIF Money Market Portfolio Subaccount, as applicable, until the Portfolio is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to Our Remittance Processing Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block a policy owner’s account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.

Dollar Cost Averaging

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

1.	The Policy Date;

2.	When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or

3.	The date requested.

Dollar Cost Averaging will end if:

•	We receive your written request to cancel your participation;

•	the Cash Value in the Money Market Subaccount is depleted;

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•	the specified number of transfers has been completed; or

•	the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.

You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

To participate in the automatic asset reallocation program:

•

you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form satisfactory to Us to Our Home Office, or if on or after January 18, 2014, to Our Administrative Service Center only.

Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Policy Year. You can end this program at any time.

Automatic asset reallocation will end if:

•	We receive your written request to terminate the program.

You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Payment of Policy Benefits

Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured’s age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. Prior to the Maturity Date, you may elect to continue the Policy beyond Primary Insured’s Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured’s death.

Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured’s death and all other requirements are satisfied, including receipt by Us at Our Home Office, or if on or after January 1, 2014, at Our Administrative Service Center only, of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary’s option, by establishing a Retained Asset Account in the Beneficiary’s name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date;

•	the end of the grace period without a sufficient payment;

•	the date the Primary Insured dies; or

•	the date you surrender the Policy.

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Supplemental Benefits and Riders

We offer the following Riders offering supplemental benefits under the Policy:

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the “ACDB Rider”) to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy’s death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months (24 months in IL, KS, and WA).

Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy’s termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured’s physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

1. the terminal illness is the result of intentionally self-inflicted injury; or

2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy’s values and the Policy’s death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner’s last known address or to that of any assignee of record at the Home Office, or if on or after January 18, 2014, at Our Administrative Service Center only, at least 31 days before the Policy would terminate.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured’s death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender Value being reduced to zero. There is no charge for the ACDB Rider.

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If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or credit the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:

(1) Our receipt of your written notice requesting termination of the Rider; or

(2) surrender or other termination of the Policy.

Accidental Death Benefit Rider

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured’s Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 65; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.

Additional Insured Rider

This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured’s Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Children’s Insurance Rider

This Rider provides $10,000 of level term insurance on each of the Primary Insured’s dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured’s Attained Age 75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00. We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit Rider

This Rider allows the Owner to purchase additional insurance on the Primary Insured under the Base Policy up to six times without new evidence of insurability, without a change in the Primary Insured’s Underwriting Class, and at the premium payment rate then in effect for the Primary Insured’s Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured’s Attained Age 40; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

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Guaranteed Minimum Death Benefit Rider

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the cumulative guaranteed minimum death benefit premium payment prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is available at Policy issue only and on policies under which Death Benefit Option 1 has been chosen and cannot be reinstated if it lapses.

Waiver of Monthly Deductions Rider

This Rider provides that, in the event of the Primary Insured’s total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time. (You may elect only this Rider or the Waiver of Specified Premiums Rider.) If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.

Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured’s total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured’s Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured’s Attained Age 60. (You may elect only this Rider or the Waiver of Monthly Deductions Rider.) If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Credit of the specified premium may not be sufficient to keep the Policy in force.

Performance Data

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.

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The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.

Yields and Total Returns

We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.

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Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Fidelity VIP Money Market Portfolio or the Vanguard VIF Money Market Portfolio) for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Policy imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

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The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge (“Common Charges”). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Additional Information

Sale of the Policies

We ceased offering the Policies to new purchasers in 2009.

Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Policies, beginning as of January 18, 2014. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company, Inc. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is a member of the Securities Investor Protection Corporation.

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More information about the Distributor and its registered persons is available at http://www.finra.org/ or by calling the FINRA BrokerCheck at toll-free (800) 289-9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program.

On January 18, 2014, the Distributor will replace American Family Securities, LLC, which served as principal underwriter of the Policies until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Policies. American Family Securities, LLC received commissions with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC[26]	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives
2010	$939,086	None
2011	$678,864	None
2012	$644,682	None

[26]	Includes sales compensation paid to registered representatives of the Distributor.

American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Policies were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Policies. However, American Family and American Family Mutual Insurance Company paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such

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retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an Policy is appropriate.

Reports to Owners

At least once each year, We will send you a report showing the following information as of the end of the report period:

•	the current Cash Value, Fixed Account Cash Value and Subaccount Cash Values

•	the current Surrender Value

•	the current death benefit

•	the current loan balance

•	any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)

•	any other information required by law.

In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

Records

We will maintain all records relating to the Variable Account and the Fixed Account at Our Home Office, and if on or after January 18, 2014, at Our Administrative Service Center only.

16

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. David C. Holman, Chief Legal Officer, American Family Life Insurance Company, has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.

Experts

The Financial Statements of American Family Life Insurance Company and Variable Account I included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Actuarial matters included in the prospectus have been examined by John Christensen, Life Chief Actuary, as stated in his opinion filed as an exhibit to the Registration Statement.

Additional Information about the Company

We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, California, Colorado, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Texas, Utah, Washington, Wisconsin and Wyoming.

We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.

We intend to reinsure the risks assumed under the Policies.

Financial Statements

This SAI contains the audited Statements of Assets and Liabilities and Policy Owners’ Equity of the Variable Account as of December 31, 2012 and the related Statements of Operations and Statements of Changes in Policy Owners’ Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.

Our Balance Sheets as of December 31, 2012 and 2011 and Our related Statements of Income, Statements of Changes in Stockholder’s Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2012, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

17

American Family Life

Insurance Company

Financial Statements

December 31, 2012, 2011, and 2010

American Family Life Insurance Company

Contents

December 31, 2012, 2011, and 2010

Independent Auditor’s Report

To the Board of Directors and Shareholder of

American Family Life Insurance Company:

We have audited the accompanying financial statements of American Family Life Insurance Company, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Family Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the Company changed the manner in which it accounts for costs associated with acquiring or renewing insurance contracts in 2012. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

March 1, 2013, except for Note 1(n), as to which the date is October 25, 2013.

3

American Family Life Insurance Company

Balance Sheets

December 31, 2012 and 2011

(in thousands of dollars, except share amounts)

	2012	2011

Assets
Bonds, available-for-sale	$3,997,140	$3,806,169
Common stocks, available-for-sale	59,262	1,063
Mortgage loans on real estate	407,407	364,486
Policy loans	240,695	238,727
Cash and cash equivalents	125,133	124,211
Other invested assets	5,752	1,786

Total cash and investments	4,835,389	4,536,442

Investment income receivable	39,227	37,764
Reinsurance recoverable	147,953	137,300
Accounts receivable - affiliates	1,186	1,596
Deferred policy acquisition costs	260,502	280,952
Income tax recoverable	-	8,582
Other assets	7,989	7,588
Separate account assets	276,227	254,228

Total assets	$5,568,473	$5,264,452

	2012	2011

Liabilities
Liabilities for life, A&H, and deposit contracts	$3,898,708	$3,744,837
Policy and contract claims	14,290	20,362
Policyholders’ dividends payable	14,898	19,009
Accrued expenses	52,036	44,149
Net deferred tax liabilities	29,185	4,746
Income tax payable	280	-
Other liabilities	48,029	41,129
Separate account liabilities	276,227	254,228

Total liabilities	4,333,653	4,128,460

Stockholder’s Equity
Common stock ($250 par value; 10,000 shares authorized, issued and outstanding) and additional paid-in capital	3,545	3,545
Retained earnings	1,047,090	984,788
Accumulated other comprehensive income (loss)	184,185	147,659

Total stockholder’s equity	1,234,820	1,135,992

Total liabilities and stockholder’s equity	$5,568,473	$5,264,452

The accompanying notes are an integral part of these financial statements.

4

American Family Life Insurance Company

Statements of Comprehensive Income

Years Ended December 31, 2012, 2011, and 2010

(in thousands of dollars)	2012	2011	2010

Revenues
Premiums, fees and annuity considerations	$330,372	$331,513	$330,854
Net investment income	207,053	209,591	213,801
Net impairment losses recognized in earnings	(2,693)	(1,793)	(9,080)
Other realized capital gain (loss)	14,209	10,548	19,433
Other	3,662	3,844	3,621

Total revenues	552,603	553,703	558,629

Benefits and expenses
Policy and contract claims and other benefits	173,374	177,811	174,613
Change in future policy benefits	125,061	115,735	111,905
Dividends to policyholders	31,566	37,561	39,945
Deposit contract interest	9,875	15,706	16,329
Commissions	16,885	16,271	18,553
Salaries and other expenses	92,963	89,469	82,937
Change in deferred policy acquisition costs	8,061	(24)	(836)

Total benefits and expenses	457,785	452,529	443,446

Income (loss) before income taxes	94,818	101,174	115,183

Income taxes
Current	28,665	21,093	14,896
Deferred	3,851	14,224	23,029

Total income tax expense (benefit)	32,516	35,317	37,925

Net income (loss)	$62,302	$65,857	$77,258

Other comprehensive income (loss)
Changes in unrealized gains (losses) on securities (net of tax of $23,832,
$20,783 and $17,718, and deferred policy acquisition cost adjustments of $12,389, $17,535, and $23,867 in 2012, 2011, and 2010, respectively)	42,400	46,711	51,335

Less: reclassification adjustment for gains (losses) included in net income
(loss) (net of tax $3,249, $4,582, and ($706) in 2012, 2011 and 2010, respectively)	5,874	8,510	(1,312)

Other comprehensive income (loss)	36,526	38,201	52,647

Comprehensive income (loss)	$98,828	$104,058	$129,905

The accompanying notes are an integral part of these financial statements.

5

American Family Life Insurance Company

Statements of Changes in Stockholder’s Equity

Years Ended December 31, 2012, 2011, and 2010

(in thousands of dollars)	2012	2011	2010

Common stock and additional paid-in capital
Balance at beginning of year	$3,545	$3,540	$3,500
Change in paid in capital	-	5	40

Balance end of year	3,545	3,545	3,540

Retained earnings
Balance at beginning of year	984,788	918,931	987,249
DAC cumulative adjustment effect			(225,840)
Tax effect of DAC adjustment			80,264

Restated balance			841,673

Net income (loss)	62,302	65,857	77,258

Balance at end of year	1,047,090	984,788	918,931

Accumulated other comprehensive income (loss)
Net unrealized gain (loss) on investments
Balance at beginning of year	193,946	144,347	76,186
Change in unrealized gains (losses) on common stocks, bonds, and other assets	69,498	76,943	105,416
Income tax benefit (expense)	(25,429)	(27,344)	(37,255)

Balance at end of year	238,015	193,946	144,347
Net unrealized gain (loss) on deferred acquisition costs
Balance at beginning of year	(46,287)	(34,889)	(31,278)
Adjustment due to change in DAC accounting			18,312
Tax effect of adjustment due to change in DAC accounting			(6,409)

Restated balance at beginning of year			(19,375)
Change in period, net of income tax (expense) benefit	(7,543)	(11,398)	(15,514)

Balance at end of year	(53,830)	(46,287)	(34,889)

Total accumulated comprehensive income (loss)	184,185	147,659	109,458

Total policyholders’ equity	$1,234,820	$1,135,992	$1,031,929

The accompanying notes are an integral part of these financial statements.

6

American Family Life Insurance Company

Statements of Cash Flows

Years Ended December 31, 2012, 2011, and 2010

(in thousands of dollars)	2012	2011	2010

Cash flows from operating activities
Net income (loss)	$62,302	$65,857	$77,258
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Insurance liabilities	110,802	102,596	141,870
Interest credited to insurance and deposit liabilities	38,835	45,449	45,849
Fees charged on insurance and deposit liabilities	(36,338)	(34,929)	(34,095)
Amortization included in investment income	5,984	713	(3,610)
Deferred policy acquisition costs	8,061	(24)	(836)
Net impairment losses recognized on investments	2,693	1,793	9,080
Realized (gains) losses on sales of investments	(14,648)	(10,548)	(19,433)
Other changes in operating assets and liabilities	3,134	18,687	21,335

Net cash provided by (used in) operating activities	180,825	189,594	237,418

Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	688,008	598,665	426,803
Purchases of bonds	(802,803)	(767,133)	(772,192)
Proceeds from sales of stocks	-	102,269	44,173
Purchases of stocks	(55,945)	(12,437)	(47,588)
Proceeds from sales of mortgages	49,664	34,421	32,632
Purchases of mortgages	(92,743)	(66,367)	(19,683)
Proceeds from sales of other investments	1,011	-	2,415

Purchases of other investments	(5,700)	(5)	(40)

Net change in policy loans	(1,968)	(2,480)	(6,466)

Net cash provided by (used in) investing activites	(220,476)	(113,067)	(339,946)

Cash flows from financing activities
Deposits to investments and universal life type contracts	122,846	94,684	100,925
Withdrawals from investments and universal life type contracts	(82,273)	(88,729)	(90,114)

Net cash provided by (used in) financing activities	40,573	5,955	10,811

Net change in cash and cash equivalents	922	82,482	(91,717)

Cash and cash equivalents
Beginning of year	124,211	41,729	133,446

End of year	$125,133	$124,211	$41,729

The accompanying notes are an integral part of these financial statements.

7

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

1.	Nature of Operations and Significant Accounting Policies

American Family Life Insurance Company (herein referred to as AFLIC or the “Company”) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry, marketing whole life, term life, universal life, deferred annuity, and fixed annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in nineteen states. The Company also writes a small amount of group life insurance and structured settlement business primarily as a service to its affiliates. The Company ceased selling new variable universal life and variable annuities in 2009.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Cash and Investments

The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors. As a result, the Company considers all of its bonds and common stocks as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized. If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value or present value of expected future cash flows.

Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased. These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities. Updated prepayment assumptions are obtained on a monthly basis, and the effective yield is recalculated to reflect actual payments received and expected future payments.

Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase and consist primarily of money market mutual funds carried at cost, which approximates fair value. Mortgage loans on real estate are carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

Investment income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of comprehensive income.

8

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

b.	Fair Value Measurements

Financial assets and financial liabilities recorded on the balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2

Financial assets and financial liabilities whose values are based on the following:

Quoted prices for similar assets or liabilities in active markets;

Quoted prices for identical or similar assets or liabilities in non-active markets; or

Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

c.	Deferred Policy Acquisition Costs (“DAC”)

Costs that are directly related to the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable. These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For traditional term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities. For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

The Company regularly evaluates the recoverability of the unamortized balance of DAC. For traditional term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC. For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship

9

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts. This adjustment which is recorded as part of the net appreciation (depreciation) of securities in Accumulated Other Comprehensive Income reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

d.	Liabilities for Life and Deposit-Type Contracts

Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on payout annuity contracts that include life contingencies. Benefit payments on payout annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the consolidated statements of comprehensive income. Benefit payments are reported net of ceded reinsurance recoveries.

For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance.

Reserves for annuities without life contingencies in payout status are calculated as the present value of future benefits and expenses using break even interest rates. Reserves for annuities with life contingencies in payout status are calculated as the present value of future benefits and expenses based on assumptions as to investment yields, mortality, and expenses. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. The interest rate on current issues is 4.0% in both 2012 and 2011. Interest rates on all other issues are between 2.5% and 5.0% in both 2012 and 2011.

For traditional term insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

10

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

Gross reserves by type of contract at December 31 are as follows:

(in thousands of dollars)	2012		2011

Deposit-type liabilities
Universal life	$493,266	12.7%	$489,061	13.1%
Deferred annuities	245,923	6.3	234,012	6.2
Dividend accumulations	237,825	6.1	234,148	6.3
Structured settlements	54,361	1.4	70,413	1.9
Variable universal life	9,677	0.2	8,536	0.2
Variable annuities	13,123	0.3	10,072	0.3
Supplemental contracts without life contingencies, retained assets and premium deposits	95,007	2.4	60,459	1.6

Accident & health liabilities
Long-term care	65,464	1.7	59,968	1.6

Insurance-type liabilities
Traditional whole life	2,226,313	57.2	2,152,777	57.4
Traditional term life	401,974	10.3	378,442	10.1
Payout annuities	48,121	1.2	40,055	1.1
Other insurance reserves	7,654	0.2	6,894	0.2

Total liabilities for life, A&H, and deposit contracts	$3,898,708	100.0%	$3,744,837	100.0%

e.	Policyholders’ Dividends Payable

Approximately 97.8% of the Company’s life contracts are considered participating policies. The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors. The amount of dividends to be paid is determined annually. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statements of comprehensive income. The Company’s annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. The portion of the Company earnings allocated as dividends is included in policyholders’ dividends payable.

f.	Federal Income Taxes

The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member’s tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment. Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a “more likely than not” basis. A valuation allowance is established for that portion of DTAs which cannot meet this realization standard. Based on all available evidence, a valuation allowance is not needed as of December 31, 2012 and 2011.

11

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

g.	Premium Income, Annuity Considerations and Expense Recognition

Term life and whole life insurance premiums are generally recognized as premium income when received. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC. Premium income is recorded net of premiums ceded to reinsurers. Commissions and other expenses are recorded net of allowances received from reinsurers.

For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

h.	Intercompany Expense Allocation

The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $133,613,000, $112,423,000, and $103,749,000, for 2012, 2011, and 2010, respectively.

i.	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheets. Reinsurance premiums ceded were $57,269,000, $54,538,000, and $111,858,000 in 2012, 2011, and 2010, respectively. Life reserves ceded under reinsurance contracts were $144,025,000 and $133,830,000 at December 31, 2012 and 2011, respectively. Reinsurance commissions and expense allowances were $19,910,000, $19,844,000, and $18,679,000 in 2012, 2011, and 2010, respectively. Life and Accident and Health insurance benefits on ceded claims were $23,777,000, $22,686,000, and $22,820,000, in 2012, 2011, and 2010, respectively. Approximately 38% and 24% of ceded reinsurance is ceded to Security Life of Denver and Generali USA Life Reassurance Life Reassurance Company, respectively, for 2012.

These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.

j.	Statements of Cash Flows

The Company paid income taxes of $19,798,000, $21,444,000, and $15,860,000 in 2012, 2011, and 2010, respectively. Cash paid (received) for interest was $13,100, $(270,000), and $0 in 2012, 2011 and 2010, respectively.

k.	Separate Accounts

Separate account assets include segregated funds invested as designated by variable universal life insurance and variable annuity policy owners in shares of mutual funds managed by outside

12

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

fund managers offered as investment vehicles for American Family Variable Accounts I or II (the “Variable Accounts”). The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company’s net income.

l.	Adoption of New Accounting Guidance

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued guidance modifying the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. The guidance specifies that incremental direct costs of contract acquisition attributable to successful efforts should be included as deferred acquisition costs. The guidance also specifies that deferred acquisition costs include advertising costs only when the direct-response advertising accounting criteria are met.

The Company adopted this guidance on January 1, 2012, on a retrospective basis. As of January 1, 2010, the new accounting guidance reduced the DAC asset by $207,528,000, reduced deferred tax liabilities by $73,854,000, reduced retained earnings by $145,576,000, and increased accumulated other comprehensive income by $11,903,000 (after tax), which represents the cumulative effect of the adjustment resulting from retrospective adoption of the new accounting guidance. Previously reported amounts contained in these financial statements have been adjusted to reflect the impact of retrospective adjustments as a result of applying this new accounting guidance. The retrospective adjustments include the following effects on comprehensive income during 2010: decrease in change in deferred policy acquisition costs of $2,397,000; increase in deferred tax expense of $852,000; and increase in other comprehensive income of $9,727,000 (net of tax). The retrospective adjustments include the following effects as of December 31, 2010: decrease in DAC asset of $190,167,000; decrease in deferred tax liabilities of $67,765,000; decrease in retained earnings of $144,032,000; and increase in accumulated other comprehensive income of $21,629,000. The retrospective adjustments include the following effects on comprehensive income during 2011: increase in change in deferred policy acquisition costs of $5,123,000; decrease in deferred tax expense of $1,981,000; and increase in other comprehensive income of $4,648,000 (net of tax). The retrospective adjustments include the following effects as of December 31, 2011: decrease in DAC asset of $188,139,000; decrease in deferred tax liabilities of $67,243,000; decrease in retained earnings of $147,174,000; and increase in accumulated other comprehensive income of $26,278,000. Adoption of this new guidance had no impact on cash flows.

Presentation of Comprehensive Income

In June 2011, the FASB issued guidance eliminating one of the three existing alternatives for presenting other comprehensive income and its components in the financial statements. The two remaining alternatives are to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance required the Company to change its current practice of presenting the components of other comprehensive income as part of its Statements of Changes in Stockholder’s Equity. The Company adopted this guidance for its year ended December 31, 2012 and retroactively applied it to its year ended December 31, 2011, by presenting the total of comprehensive income, the components of net income, and the components of other comprehensive income in a single continuous statement. The new guidance impacted financial

13

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

statement presentation only and, therefore, the adoption had no impact on the Company’s results of operations or financial position.

Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs

In May 2011, the FASB issued guidance to ensure that fair value has the same meaning in U.S. GAAP and in IFRSs and that their respective fair value measurement and disclosure requirements are the same (except for minor differences in wording and style). The new guidance expanded certain disclosure requirements, and clarified the definition of fair value in certain respects, but did not require any new fair value measurements. The Company adopted this guidance for its year ended December 31, 2012. The new guidance did not impact the Company’s results of operations or financial position.

m.	Reclassifications

Certain reclassifications have been made in the accompanying financial statements to allow for consistent financial reporting.

n.	Subsequent Events (unaudited)

The Company has evaluated events subsequent to December 31, 2012 through March 1, 2013, except for the matter discussed below for which the date is October 25, 2013. On April 1, 2013, AFLIC entered into a purchase agreement with Kansas City Life (“KCL”) whereby AFLIC cedes and KCL reinsures on a 100% indemnity basis certain assets and liabilities of AFLIC relating to its variable business. While there is no impact to the December 31, 2012 financial statement balances, AFLIC recognized a deferred gain of $20,100,000 as part of the final agreement to be amortized over the estimated life of the remaining business. No other events have occurred subsequent to December 31, 2012 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

2.	Financial Instruments

a.	Fair Value of Financial Instruments

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices in active markets that are readily and regularly available. Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities

14

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.

When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:

Level 1 Measurements

Bonds:

U.S. Treasuries: Valuation is based on unadjusted quoted prices for identical assets in markets that are generally active.

Cash Equivalents: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Bonds: The Company uses a leading, nationally recognized provider of market data and analytics to price a vast majority of the Company’s Level 2 fair value measurements for fixed income securities. These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities. However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices. The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on type of security.

A small segment of Level 2 and Level 3 securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis, or through a third party vendor that specializes in difficult-to-price securities. Pricing for specific security types is as follows:

Corporates, including privately placed: These securities are principally valued using the market and income approaches. Valued based on inputs including quoted prices for identical or similar assets in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yield curves, bid/ask spreads, and credit

15

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

quality. Also includes privately placed securities totaling $205,076,000 and $235,607,000 in 2012 and 2011, respectively that are valued using internal matrix pricing and discounted cash flow methodologies using standard market observable inputs including taxable and tax-exempt yield curves and market observable external ratings from external parties. Due to the relative illiquidity of private placements, a 25 basis point illiquidity premium is factored into the yield curve inputs.

Municipals: Externally rated municipals are valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.

U.S. Government and Agencies: Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, and bid/ask spreads.

Asset Backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), and Commercial Mortgage-backed Securities (CMBS): Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, default assumptions, projected cash flows, collateral performance, deal structure, and tranche characteristics.

Common Stocks: Comprise non-actively traded mutual fund investments priced by the fund manager using observable inputs primarily consisting of quoted prices of the underlying stocks. Also includes shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 10.

Separate Account Assets: Comprise mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Bonds:

Collateralized Debt Obligations (CDO): Valued using cash flow modeling. The model uses property level cash flows and capitalization rates, default and severity assumptions, benchmark yields, weighted average lives and expected principal coverage as inputs.

Other Valuations

Includes partnerships presented using the equity method of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount and cash.

16

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

The following summarizes the Company’s financial assets measured at fair value on a recurring basis as of December 31:

2012
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2012
Financial assets
Bonds, available-for-sale:
U.S. Government	$1,854	$37,288	$-	$-	$39,142
Municipals	-	203,837	-	-	203,837
Corporates	-	2,331,865	-	-	2,331,865
RMBS	-	953,346	-	-	953,346
CMBS	-	332,639	-	-	332,639
ABS - CDO	-	2,496	7,268	-	9,764
ABS - Other	-	126,547	-	-	126,547
Common stocks, available-for-sale	-	59,262	-	-	59,262
Cash equivalents	61,388	-	-	-	61,388
Separate Account Assets	-	276,227	-	-	276,227

Total recurring basis assets	63,242	4,323,507	7,268	-	4,394,017
Valued at cost, amortized cost or using the equity method	-	-	-	717,599	717,599

Total financial assets	$63,242	$4,323,507	$7,268	$717,599	$5,111,616

2011
(in thousands of dollars)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Other Valuations	Balance as of December 31, 2011
Financial assets
Bonds, available-for-sale:
U.S. Government	$3,762	$45,943	$-	$-	$49,705
Municipals	-	207,519	-	-	207,519
Corporates	-	1,894,401	7,486	-	1,901,887
RMBS	-	1,193,510	-	-	1,193,510
CMBS	-	308,360	-	-	308,360
ABS - CDO	-	-	22,376	-	22,376
ABS - Other	-	122,812	-	-	122,812
Common stocks, available-for-sale	-	1,063	-	-	1,063
Cash equivalents	113,156	-	-	-	113,156
Separate Account Assets	-	254,228	-	-	254,228

Total recurring basis assets	116,918	4,027,836	29,862	-	4,174,616
Valued at cost, amortized cost or using the equity method	-	-	-	616,054	616,054

Total financial assets	$116,918	$4,027,836	$29,862	$616,054	$4,790,670

17

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

As part of its pricing procedures, the Company obtains quotes from a leading provider of pricing data, and the Company’s internal pricing policy is to use a consistent source for individual securities in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites. Investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes a pricing service that specializes in difficult-to-value securities to price more esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.

On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual deep dive is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.

During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable the Company will transfer that security to Level 3. Level 3 securities have historically represented a nominal percentage of the total investment portfolio and have generally consisted of illiquid or thinly traded CDO and private placement deals, bonds of issuers in the process of restructuring or bankruptcy, or other esoteric or difficult-to-price securities with little liquidity.

All transfers into or out of a particular level are recognized as of the beginning of the reporting period. In 2012, the Company transferred $2,439,000 of ABS – CDO securities from Level 3 to Level 2. The CDO’s valuation was derived from that of the underlying strip, a zero coupon municipal bond that has been accreting to par and which matures shortly after year-end. The strip was valued using recent observable trade activity, which was deemed to be a reasonable proxy of the value of the CDO.

The Company transferred $6,597,000 of Corporate – Other securities from Level 2 to Level 3 in 2011 as the result of a change in pricing methodologies. Previously this security was priced using matrix pricing, in which observable inputs are utilized to value the security (as described under “Corporates, including privately placed” in the Level 2 Measurements section above). As a result of an analysis performed in 2011, it was determined that there should be an additional haircut taken on this bond valuation due to the restricted nature of the investment and overall illiquidity of the market for this particular security. As these significant inputs are not observable, the bond was reclassified to Level 3. There were no other material transfers into or out of Levels 1, 2, or 3 during 2012 and 2011.

18

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

The following provides a summary of changes in fair value during the year ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:

2012
		Total Realized and Unrealized Gains (Losses) included in
(in thousands of dollars)	Balance as of January 1, 2012	Net Income	OCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2012
Financial assets
Bonds, available-for-sale:
Corporates	$7,486	$4,717	$(1,055)	$-	$-	$(11,148)	$-	$-
ABS - CDO	22,376	4,646	(2,155)	-	(2,656)	(12,504)	(2,439)	7,268

Total recurring Level 3 financial assets	$29,862	$9,363	$(3,210)	$-	$(2,656)	$(23,652)	$(2,439)	$7,268

2011
		Total Realized and Unrealized Gains (Losses) included in
(in thousands of dollars)	Balance as of January 1, 2011	Net Income	OCI on Balance Sheet	Purchases	Sales	Settlements	Net Transfers In and/or (Out) of Level 3	Balance as of December 31, 2011
Financial assets
Bonds, available-for-sale
Corporates	$19,931	$1,566	$(1,848)	$-	$-	$(18,760)	$6,597	$7,486
ABS - CDO	39,570	5,221	1,131	94	(14,215)	(9,425)	-	22,376

Total recurring Level 3 financial assets	$59,501	$6,787	$(717)	$94	$(14,215)	$(28,185)	$6,597	$29,862

There were no gains or losses included in net income for Level 3 instruments still held as of December 31, 2012 and 2011.

The following table summarizes quantitative information about significant unobservable inputs used to value Level 3 securities as of December 31, 2012:

(in thousands of dollars)	Fair Value at 12/31/2012	Valuation Technique	Unobservable Input	Range
Asset Backed - Other
Collateralized debt obligations	$7,268	External vendor	Weighted Average Life	0.2 - 2.0 yr
			Principal Recovery	100%
			Yield	3.25 - 8.20%

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The carrying value of

19

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

policy loans approximates the fair value. The interest rate for policy loans on current issues was 8% in 2012, 2011, and 2010.

Deferred Annuities and Structured Settlements

Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

Estimated Fair Value

The estimated fair values of the Company’s significant financial instruments that are carried on the balance sheets at a value other than estimated fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:

	2012		2011
(in thousands of dollars)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial assets
Mortgage loans on real estate	$407,407	$449,252	$364,486	$395,954
Policy loans	240,695	240,695	238,727	238,727

Financial liabilities
Deferred annuities	245,923	243,623	234,012	231,597
Structured settlements	67,641	83,359	70,413	87,064

b.	Common Stocks

The aggregate cost of common stocks at December 31, 2012 and 2011 was $57,008,000 and $1,063,000, respectively. Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $2,254,000 and $0 at December 31, 2012 and 2011, respectively. No stocks were held in a loss position at December 31, 2012 and 2011.

During 2012, 2011, and 2010, the Company recorded other-than-temporary impairments (OTTI) relating to its common stock portfolio resulting in a total realized loss of $0, $434,000, and $157,000, respectively.

Proceeds from sales of stocks during 2012, 2011, and 2010 were $0, $102,212,000, and $43,348,000, respectively. These amounts exclude spin-offs, tax free-exchanges, taxable exchanges and returns of capital. Gross gains of $0, $8,938,000, and $10,873,000, and gross losses of $0, $7,677,000, and $123,000 were realized on those sales during 2012, 2011, and 2010, respectively. The basis of the securities sold was determined using specific identification.

In 2012, the Company’s common stock balance consisted primarily of shares of a single international equity mutual fund. In 2011, the Company’s common stock balance consisted entirely of FHLBC stock as discussed in Note 10. Further separation of equity securities by geography or industry concentration is not deemed relevant.

20

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

c.	Bonds

The amortized cost and estimated fair value of bonds at December 31 are as follows:

	2012
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$35,114	$4,027	$-	$39,142
Obligations of states and political subdivisions	174,970	28,870	(2)	203,837
Corporate	2,099,184	234,426	(1,745)	2,331,865
Residential mortgage-backed securities	902,986	50,496	(136)	953,346
Commercial mortgage-backed securities	302,456	30,183	-	332,639
Asset-backed securities - CDO	9,262	602	(100)	9,764
Asset-backed securities - other	105,774	20,797	(24)	126,547

Total	$3,629,746	$369,401	$(2,007)	$3,997,140

	2011
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Description of Securities:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$44,532	$5,173	$-	$49,705
Obligations of states and political subdivisions	186,439	21,153	(73)	207,519
Corporate	1,729,166	176,789	(4,068)	1,901,887
Residential mortgage-backed securities	1,137,346	56,231	(67)	1,193,510
Commercial mortgage-backed securities	286,856	21,504	-	308,360
Asset-backed securities - CDO	19,776	3,518	(918)	22,376
Asset-backed securities - other	101,903	20,909	-	122,812

Total	$3,506,018	$305,277	$(5,126)	$3,806,169

21

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months at December 31 are as follows:

	2012
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Obligations of states and political subdivisions	1	$274	$(2)	-	$-	$-	$274	$(2)
Corporate	54	119,658	(1,745)	-	-	-	119,658	(1,745)
Residential mortgage-backed securities	5	9,614	(111)	3	700	(25)	10,314	(136)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-
Asset-backed securities - CDO	-	-	-	2	7,139	(100)	7,139	(100)
Asset-backed securities - Other	3	731	(24)	-	-	-	731	(24)

	63	$130,277	$(1,882)	5	$7,839	$(125)	$138,116	$(2,007)

	2011
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars, except number of issues)	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities:
Obligations of states and political subdivisions	-	$-	$-	1	$2,924	$(73)	$2,924	$(73)
Corporate	20	81,478	(3,663)	7	14,870	(405)	96,348	(4,068)
Residential mortgage-backed securities	4	16,944	(36)	2	872	(31)	17,816	(67)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-
Asset-backed securities - CDO	-	-	-	4	13,783	(918)	13,783	(918)

	24	$98,422	$(3,699)	14	$32,449	$(1,427)	$130,871	$(5,126)

If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the statements of comprehensive income. If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary credit impairments are recorded in earnings when the PVCF is less than the amortized cost. Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income. The Company believes that all other unrealized losses related to bonds are temporary.

In 2012, 2011, and 2010 credit related OTTI of $0, $1,040,000, and $5,295,000, respectively, was recorded on bonds (including private placements). No portion of the OTTI loss was included in other comprehensive income. In determining OTTI, the Company considered severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these credits.

22

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

There were no other credit impairments recorded in 2012, 2011, or 2010, and the Company does not hold any impaired fixed income securities where part of the impairment was considered credit-related (recorded through the statements of comprehensive income) and part of the impairment was non-credit-related (recorded through other comprehensive income).

During 2012, 2011, and 2010, in its bond portfolio, the Company recorded total OTTI write-downs in its net realized losses in the statements of comprehensive income of $0, $1,360,000, and $8,923,000, respectively. These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

Subprime mortgages are residential loans to borrowers with weak credit profiles. Alt A mortgages are residential loans to borrowers who have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company had insignificant exposure to subprime and Alt A mortgages at December 31, 2012 and 2011.

The amortized cost and estimated fair value of bonds at December 31, 2012 by contractual maturity are as follows. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

	December 31, 2012
(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due in one year or less	$119,584	$122,464
Due after one year through five years	784,882	854,421
Due after five years through ten years	893,894	996,127
Due after ten years	510,908	601,832

Subtotal	2,309,268	2,574,844
Mortgage-backed securities	1,205,442	1,285,985
Asset-backed securities	115,036	136,311

Total	$3,629,746	$3,997,140

Proceeds from sales of bonds during 2012, 2011, and 2010 were $95,593,000, $192,617,000, and $131,530,000, respectively. Gross gains of $3,590,000, $9,184,000, and $8,598,000, and gross losses of $12,000, $3,883,000, and $549,000, were realized on those sales for 2012, 2011, and 2010, respectively. The basis of the securities sold was determined using specific identification.

At December 31, 2012 and 2011, bonds with fair value of approximately $3,462,000 and $3,762,000 respectively, were on deposit with various regulatory authorities to comply with insurance laws.

23

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

d.	Net Investment Income

Net investment income for the years ended December 31 is summarized as follows:

(in thousands of dollars)	2012	2011	2010

Bonds	$168,685	$176,329	$179,293
Common stocks	848	1,257	1,605
Mortgage loans	23,276	22,217	21,143
Policy loans	17,340	17,115	16,687
Other	93	1,030	538

Total gross investment income	210,242	217,948	219,266
Change in mortgage loan valuation allowance	2,400	(1,855)	(545)
Investment expenses	(5,589)	(6,502)	(4,920)

Net investment income	$207,053	$209,591	$213,801

e.	Mortgage Loans on Real Estate

The minimum and maximum lending rates for commercial mortgage loans issued during 2012 and 2011 ranged from 4.25% to 5.50% and 5.25% to 6.20%, respectively. During 2012 and 2011, the Company did not reduce interest rates on outstanding mortgage loans.

Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 73%.

Significant concentrations of mortgage loans amounting to $186,452,000 and $208,587,000 exist for properties located in the Midwest region at December 31, 2012 and 2011, respectively. Significant concentrations by state include the following:

(in thousands of dollars)	2012	2011

Texas	$99,575	$64,688
Minnesota	59,110	63,377
Ohio	49,946	55,399

The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2012 and 2011, the Company had past due commercial mortgage loans totaling $0 and $10,370,000 respectively, and the average recorded investment in impaired loans was $5,185,000 in both 2012 and 2011. The past due balance at December 31, 2011 was comprised of one impaired loan which was 90 or more days past due. The property collateralizing the loan was foreclosed upon in 2012. As of December 31, 2012, all other loans in the portfolio are in good standing, and no loans have been modified or restructured.

A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the

24

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist. A watchlist loan has developed negative trends or characteristics in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.

The Company had $363,019,000 and $308,573,000 of loans in good standing, $44,388,000 and $47,943,000 of loans on the watchlist, and $0 and $10,370,000 of non-performing loans as of December 31, 2012 and 2011, respectively. Charge-offs of $2,693,000, $0, and $0 were recorded in the mortgage loan portfolio in 2012, 2011, and 2010, respectively.

The Company carried a valuation allowance for credit losses on mortgage loans in the amount of $0 and $2,400,000 as of December 31, 2012 and 2011. The valuation allowance as of December 31, 2011, is fully attributable to one non-performing loan. The allowance was established in 2010 as a response to increased risk that a mortgage would not pay its scheduled balloon payment in 2011. The allowance was increased in 2011 after payment default occurred and represented the estimated loss the Company would recognize in the event of the foreclosure and subsequent sale of the property, net of selling expenses. This loan was partially charged off and the underlying property was received in foreclosure in 2012. As a result, the allowance was reduced to $0 in 2012. Changes in the valuation allowance are recorded through net investment income.

The rollforward of the Company’s mortgage valuation allowance is as follows:

(in thousands of dollars)	2012	2011

Balance, beginning of year	$2,400	$545
Provisions charged to expense	-	1,855
Losses charged off	(2,400)	-
Recoveries	-	-

Balance, end of year	$-	$2,400

Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in

25

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. The nonaccrual balance of $10,370,000 at December 31, 2011 was comprised of the mortgage loan that defaulted on its balloon payment in 2011. There were no loans in nonaccrual status at December 31, 2012 and no loans were restructured during 2012 or 2011.

3.	Deferred Policy Acquisition Costs

Policy acquisition costs deferred and the related amortization charged to income are as follows:

(in thousands of dollars)	2012	2011	2010

Balance, beginning of year	$280,952	$298,463	$529,022
Adjustment due to change in DAC accounting			(207,528)

Restated beginning of year balance			321,494
Costs deferred during year	18,515	16,882	18,393
Amortization related to operations during year	(12,533)	(21,480)	(13,584)
Net adjustment due to assumption revisions	(14,043)	4,622	(3,973)
Amounts related to change in fair value adjustment of available-for-sale bonds	(12,389)	(17,535)	(23,867)

Balance, end of year	$260,502	$280,952	$298,463

The net DAC decrease due to assumption revisions in 2012 was primarily attributable to a decrease in the future portfolio yield assumption, which was partially offset by revisions to the future dividend scale assumption. Previously reported amounts have been adjusted to reflect the adoption of new accounting guidance for DAC. See Note 1(l) for additional information.

4.	Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners’ premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts. The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the “Fund”). The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.

A fixed account is also included as an investment option for variable policy owners. Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

26

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. Income from these charges is included in premium revenues in the statements of comprehensive income. The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:

(in thousands of dollars)	2012	2011

American Family Variable Account I	$965	$919
American Family Variable Account II	1,827	1,858

	$2,792	$2,777

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. Income from these charges is included in premium revenues in the statements of comprehensive income. For the year ended December 31 amounts are as follows:

(in thousands of dollars)	2012	2011

American Family Variable Account I	$13,172	$14,297
American Family Variable Account II	509	600

	$13,681	$14,897

5.	Commitments and Contingencies

The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

The Company is liable for mandatory assessments that are levied by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. As of December 31, 2012 and 2011, the guaranty fund liability was $2,588,000 and $3,073,000, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $3,092,000 and $3,550,000 as of December 31, 2012 and 2011, respectively.

6.	Related Parties

The Company has agreed to lend up to a maximum of $10,000,000 and $20,000,000 at December 31, 2012 and 2011, respectively, in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as the 30 day commercial paper rate published by the Federal Reserve. No amounts were outstanding at December 31, 2012 and 2011.

The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $67,641,000 and $70,413,000 at December 31, 2012 and 2011, respectively.

27

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

The Company has entered into a Right of Setoff Agreement with American Family Securities, LLC (AFS, LLC). The right of setoff exists for the purpose of commission receipts and payments related to the issuance and maintenance of the variable products and other administrative expenses. As a result of this agreement, the Company has no receivable or payable relating to these related party transactions with AFS, LLC.

7.	Federal Income Taxes

The components of the net deferred tax assets (liabilities) at December 31 were as follows:

(in thousands of dollars)	2012	2011

Deferred tax assets
Life reserves	$132,211	$136,250
Deferred compensation	6,253	4,411
Policyholder dividends	5,214	6,653
Other-than-temporarily impaired securities	3,377	5,293
Other	4,025	1,971

Total deferred tax assets	151,080	154,578

Deferred tax liabilities
Unrealized gains on securities	(101,862)	(81,280)
DAC	(75,666)	(77,543)
Asset basis differences	(2,737)	(501)

Total deferred tax liabilities	(180,265)	(159,324)

Net deferred tax assets (liabilities)	$(29,185)	$(4,746)

The previously reported amount for DAC and unrealized gains on securities deferred tax liabilities have been adjusted to reflect the adoption of new accounting guidance for DAC. See Note 1(l) for additional information.

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized as follows:

	2012	2011	2010

Federal statutory tax rate	35%	35%	35%
Prior period adjustments	-	-	(1)
Municipal bond tax benefit	-	-	(1)
Dividend received deduction	(1)	-	-

Effective tax rate	34%	35%	33%

Amounts payable to AFMIC for Federal taxes under the tax allocation agreement were $280,000 at December 31, 2012. There was an $8,582,000 amount recoverable from AFMIC for Federal taxes under the

28

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

tax allocation agreement at December 31, 2011. There were no amounts recoverable from AFMIC for state taxes at December 31, 2012 and 2011.

Under pre-1984 life insurance company income tax laws, a portion of a company’s “gain from operations” was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the “Policyholders’ Surplus Account.” A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders’ Surplus Account at the corporate rate in the tax year of the distribution. Any distributions are deemed to be first made from another tax memorandum account known as the “Shareholder’s Surplus Account.” The Company’s undistributed taxable Shareholder’s Surplus Account was $1,177,064,000 and $1,122,827,000 at December 31, 2012 and 2011, respectively. The Company’s Policyholders’ Surplus Account was $5,149,000 at December 31, 2012 and 2011. At current corporate income tax rates, the associated tax is $1,802,000. The Company has not recorded this DTL because it does not expect to make any taxable distributions.

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Interest and penalties on tax uncertainties are classified as a separate operating expense. The total amount of interest accrued was $0 of December 31, 2012 and 2011. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.

The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois. The Company also files a separate company return in Oregon. The examinations of the consolidated group’s federal income tax returns for the years 2002 and prior are closed, the years 2003 through 2008 have been finalized by the Internal Revenue Service (IRS) and sent to the Joint Committee on Taxation for review and the adjustments do not have a material impact on the Company’s financial statements. The years 2009 through 2011 are currently under IRS audit.

8.	Employee and Agent Benefit Plans

AFMIC and its subsidiaries (herein referred to as the “Companies”) have non-contributory pension plans (herein referred to as the “Plans”) covering substantially all employees. The Company is not directly liable for obligations under the Plans. All employees providing services to the Company are employees of AFMIC. For employees hired before January 1, 2009, and Agency Sales Managers hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plans). For employees hired on or after January 1, 2009, and Agency Sales Managers hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plans). The asset valuation method used in 2012 for funding calculations is the Two-Year Smoothed Value method. The new benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2012 given the funded status of the Plans. Pension expense of approximately $3,794,000, $2,706,000, and $2,439,000, was allocated to the Company for the years ended December 31, 2012, 2011, and 2010, respectively.

The Companies participate in a qualified contributory 401(k) Plan (herein referred to as the “Plan”). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are required to make contributions each payroll period, as defined, to a trust fund. Company contributions are based on a formula with a dollar-for-dollar match on the first 3% of eligible contributions plus 50 cents per dollar on the next 2% of eligible contributions. The maximum

29

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

annual company contribution is 4% of eligible contributions. Beginning on January 1, 2011, Agency Sales Managers began receiving an employer fixed match each pay period. The fixed match is the same as the employee match. The Plan expense allocated to the Company during 2012, 2011, and 2010 amounted to $1,188,000, $1,116,000, and $935,000, respectively.

The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. For the life insurance program, the Companies absorb substantially all of the cost. The Company also contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service. The Companies’ portions of the costs of these programs are unfunded. The Companies sponsor no other significant postretirement benefit plans.

A liability of $2,844,000 and $2,945,000 was accrued for earned but untaken vacation as of December 31, 2012 and 2011, respectively. A liability of $3,902,000 and $3,886,000 was accrued for unused sick leave as of December 31, 2012 and 2011, respectively.

9.	Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:

(in thousands of dollars)	2012	2011	2010

Unrealized gains (losses) on common stocks	$2,254	$-	$4,904
Unrealized gains (losses) on bonds	367,394	300,150	218,303
Adjustment of DAC related to fair value adjustment	(83,601)	(71,211)	(53,676)
Deferred income taxes	(101,862)	(81,280)	(60,073)

Accumulated other comprehensive income (loss)	$184,185	$147,659	$109,458

The previously reported amounts for adjustment of DAC relating to fair value adjustment and deferred income taxes have been adjusted to reflect the adoption of new accounting guidance for DAC. See Note 1(i) for additional information.

10.	Federal Home Loan Bank Agreements (FHLBC)

The general nature of the FHLBC agreement is to provide a platform which provides the Company with the ability to receive short term advances from the FHLBC as a member of the bank. Any such advances will be fully collateralized with member stock and qualified securities. The intended use of the funding is to provide emergency liquidity to the Company in the event it is needed. The Company held 61,702 shares for $6,170,000 in carrying value and 10,627 shares for $1,063,000 in carrying value at December 31, 2012 and 2011, respectively. The borrowing capacity was $123,404,000 and $21,254,000 as of December 31, 2012 and 2011, respectively. There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2012 and 2011. The shares in FHLBC stock are recorded in common stock in the consolidated balance sheets.

30

American Family Life Insurance Company

Notes to Financial Statements

December 31, 2012, 2011, and 2010

11.	Statutory Financial Data

The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). STAT practices include the National Association of Insurance Commissioners’ “Accounting Practices and Procedures Manual,” state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted STAT practices encompass all accounting practices that are not prescribed. The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with GAAP are disclosed below.

The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company’s statutory surplus may be available for distribution to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No stockholder dividends were paid in 2012, 2011, or 2010.

A reconciliation of statutory capital and surplus and net income to GAAP for the Company as of and for the years ended December 31 is as follows:

	Capital and Surplus/Equity				Net Income
(in thousands of dollars)	2012	2011	2010	2012	2011	2010

Per statutory annual statements	$736,389	$691,468	$637,007	$69,254	$69,491	$95,744

GAAP adjustments
DAC	260,502	280,952	298,463	(8,061)	24	836
Statutory allowance for investment valuation fluctuations	46,353	24,037	23,947	1,598	1,044	4,937
Unrealized gains (losses) on bonds	367,363	300,132	218,304	-	-	-
Life and deposit contract liabilities	(110,042)	(120,506)	(136,498)	10,464	15,991	2,724
Deferred taxes	(188,164)	(169,872)	(143,547)	(3,851)	(14,224)	(23,029)
Nonadmitted assets	110,726	110,582	108,612	-	-	-
Policyholders’ dividends payable	13,003	17,261	19,222	(4,258)	(1,961)	(1,514)
Other	(1,310)	1,938	6,419	(2,844)	(4,508)	(2,440)

Per GAAP financial statements	$1,234,820	$1,135,992	$1,031,929	$62,302	$65,857	$77,258

The previously reported amounts of Capital and Surplus/Equity and Net Income for DAC and deferred taxes have been adjusted to reflect the adoption of new accounting guidance for DAC. See Note 1(i) for additional information.

31

American Family Variable

Account I

      Financial Statements

      December 31, 2012 and 2011

American Family Variable Account I

Contents

December 31, 2012 and 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and Policy Owners of American Family Variable Account I:

In our opinion, the accompanying statements of assets and liabilities and policy owners’ equity, and the related statements of operations and of changes in policy owners’ equity and the financial highlights present fairly, in all material respects, the financial position of American Family Variable Account I and its Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Growth Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Money Market Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount and Vanguard VIF Small Company Growth Subaccount at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their policy owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of American Family Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2012 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

Effective May 1, 2011, American Family Variable Account I opened the Vanguard VIF Capital Growth Subaccount as a funding choice to replace the Fidelity VIP Growth Subaccount. Effective July 18, 2011, American Family Variable Account I eliminated the Fidelity VIP Growth Subaccount as a funding choice.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

March 1, 2013

American Family Variable Account I

Statements of Assets and Liabilities and Policy Owners’ Equity

December 31, 2012

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Investments at market value (1):
Fidelity Variable Insurance Products Fund	$4,863,892	$15,404,519	$19,928,237	$21,209,533	$6,037,214	$5,140,383	$-	$-	$-
Vanguard Variable Insurance Fund	-	-	-	-	-	-	19,034,503	21,805,259	3,604,197

Total Assets	4,863,892	15,404,519	19,928,237	21,209,533	6,037,214	5,140,383	19,034,503	21,805,259	3,604,197
Total Liabilities	-	-	-	-	-	-	-	-	-

Total Policy Owners’ Equity	$4,863,892	$15,404,519	$19,928,237	$21,209,533	$6,037,214	$5,140,383	$19,034,503	$21,805,259	$3,604,197

Policy Owners’ Equity:
Variable Life Policies
Group I (2)	$4,344,023	$13,882,100	$18,205,375	$19,351,481	$5,135,801	$4,690,425	$17,368,496	$19,928,071	$3,304,090
Group II (3)	519,869	1,522,419	1,722,862	1,858,052	901,413	449,958	1,666,007	1,877,188	300,107

Total Policy Owners’ Equity	$4,863,892	$15,404,519	$19,928,237	$21,209,533	$6,037,214	$5,140,383	$19,034,503	$21,805,259	$3,604,197

(1) Investments at cost	$4,471,582	$14,845,606	$17,166,421	$20,518,169	$5,586,928	$5,140,383	$17,761,858	$18,728,685	$2,597,534
Shares outstanding	187,072.764	785,143.659	1,388,727.334	1,639,067.473	197,617.463	5,140,383.330	1,076,612.138	1,188,297.488	179,491.897
(2) Group I (includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary)
Unit value	$18.08	$13.15	$12.71	$13.01	$19.58	$11.07	$10.35	$9.21	$16.23
Outstanding units	240,225.308	1,055,499.879	1,431,877.205	1,486,939.237	262,252.680	423,779.430	1,677,675.087	2,163,745.340	203,578.988
(3) Group II (includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies)
Unit value	$17.98	$17.74	$17.35	$14.36	$19.14	$9.96	$10.43	$18.38	$22.18
Outstanding units	28,920.155	85,840.369	99,291.436	129,434.097	47,102.265	45,189.274	159,724.775	102,147.513	13,529.550

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account I

Statements of Operations

Year Ended December 31, 2012

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Net investment income (loss)
Dividend income	$53,850	$437,235	$396,211	$472,523	$37,262	$6,790	$174,466	$390,740	$7,915
Mortality and expense charges	(40,695)	(127,801)	(168,316)	(177,684)	(48,465)	(43,218)	(156,936)	(172,132)	(30,036)

Net investment income (loss)	13,155	309,434	227,895	294,839	(11,203)	(36,428)	17,530	218,608	(22,121)

Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares	(119,705)	(341,749)	(37,680)	95,122	(3,347)	-	25,531	(22,094)	11,936
Capital gain distributions	-	951,234	9,527	554,604	473,296	-	266,458	-	67,186
Net change in unrealized appreciation on investments	750,908	1,237,484	2,807,135	16,208	260,291	-	2,091,355	3,249,933	377,686

Net gain on investments	631,203	1,846,969	2,778,982	665,934	730,240	-	2,383,344	3,227,839	456,808

Net increase (decrease) in equity from operations	$644,358	$2,156,403	$3,006,877	$960,773	$719,037	$(36,428)	$2,400,874	$3,446,447	$434,687

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account I

Statements of Changes in Policy Owners’ Equity

Year Ended December 31, 2012

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$13,155	$309,434	$227,895	$294,839	$(11,203)	$(36,428)	$17,530	$218,608	$(22,121)
Net realized gain (loss) on fund shares	(119,705)	(341,749)	(37,680)	95,122	(3,347)	-	25,531	(22,094)	11,936
Capital gain distributions	-	951,234	9,527	554,604	473,296	-	266,458	-	67,186
Net change in unrealized appreciation on investments	750,908	1,237,484	2,807,135	16,208	260,291	-	2,091,355	3,249,933	377,686

Net increase (decrease) in equity from operations	644,358	2,156,403	3,006,877	960,773	719,037	(36,428)	2,400,874	3,446,447	434,687

Unit transactions
Policy owners’ net premiums	872,280	2,928,991	3,783,512	4,131,898	1,077,972	1,064,241	3,566,709	4,048,377	664,757
Cost of insurance and administrative charges	(462,920)	(1,550,597)	(2,031,896)	(2,178,015)	(568,361)	(556,962)	(1,888,749)	(2,048,166)	(345,315)
Surrenders and forfeitures	(291,687)	(911,115)	(1,171,062)	(1,237,169)	(331,397)	(316,145)	(1,132,971)	(1,238,098)	(211,023)
Transfers between subaccounts and sponsor	(44,295)	(329,354)	(820,610)	436,250	172,968	138,982	(2,525)	728,855	(18,855)
Net withdrawals due to policy loans	(112,925)	(346,281)	(432,829)	(448,067)	(130,642)	(101,651)	(417,143)	(462,197)	(86,555)
Withdrawals due to death benefits	(2,842)	(11,230)	(11,205)	(18,277)	(5,600)	(6,555)	(11,052)	(13,188)	(1,649)

Net increase (decrease) in equity from unit transactions	(42,389)	(219,586)	(684,090)	686,620	214,940	221,910	114,269	1,015,583	1,360

Net increase (decrease) in equity	601,969	1,936,817	2,322,787	1,647,393	933,977	185,482	2,515,143	4,462,030	436,047

Equity
Beginning of year	4,261,923	13,467,702	17,605,450	19,562,140	5,103,237	4,954,901	16,519,360	17,343,229	3,168,150

End of year	$4,863,892	$15,404,519	$19,928,237	$21,209,533	$6,037,214	$5,140,383	$19,034,503	$21,805,259	$3,604,197

The accompanying notes are an integral part of these financial statements.

6

American Family Variable Account I

Statements of Changes in Policy Owners’ Equity

Year Ended December 31, 2011

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Growth Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Money Market Subaccount	Vanguard VIF Capital Growth Subaccount (2)	Vanguard VIF International Subaccount	Vanguard VIF Small Company Growth Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(5,434)	$199,831	$129,738	$(87,396)	$454,282	$(35,199)	$(34,974)	$(65,824)	$132,323	$(23,330)
Net realized gain (loss) on fund shares	(166,234)	(276,655)	(51,355)	3,913,097	80,317	(1,302)	-	(77,603)	10,734	(4,919)
Capital gain distributions	-	-	-	34,588	487,503	9,586	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	(2,419)	49,562	24,505	(2,409,254)	111,525	(631,947)	-	(818,710)	(2,933,851)	54,138

Net increase (decrease) in equity from operations	(174,087)	(27,262)	102,888	1,451,035	1,133,627	(658,862)	(34,974)	(962,137)	(2,790,794)	25,889

Unit transactions
Policy owners’ net premiums	993,022	3,227,509	4,115,525	2,196,477	4,387,207	1,211,394	1,094,347	1,707,005	4,488,411	732,403
Cost of insurance and administrative charges	(514,170)	(1,627,455)	(2,068,972)	(1,140,812)	(2,239,770)	(622,261)	(559,376)	(916,058)	(2,219,475)	(377,844)
Surrenders and forfeitures	(321,580)	(990,532)	(1,192,569)	(755,675)	(1,269,366)	(409,702)	(348,685)	(486,500)	(1,360,310)	(221,728)
Transfers between subaccounts and sponsor	(245,175)	(198,662)	106,626	(18,584,367)	906,087	(149,157)	697,010	17,421,662	264,517	(219,604)
Net withdrawals due to policy loans	(123,873)	(367,056)	(448,961)	(238,358)	(466,323)	(147,695)	(111,934)	(234,786)	(508,921)	(95,879)
Withdrawals due to death benefits	(3,191)	(17,578)	(29,912)	(15,176)	(41,788)	(5,722)	(12,793)	(9,826)	(26,674)	(4,483)

Net increase (decrease) in equity from unit transactions	(214,967)	26,226	481,737	(18,537,911)	1,276,047	(123,143)	758,569	17,481,497	637,548	(187,135)

Net increase (decrease) in equity	(389,054)	(1,036)	584,625	(17,086,876)	2,409,674	(782,005)	723,595	16,519,360	(2,153,246)	(161,246)

Equity
Beginning of year	4,650,977	13,468,738	17,020,825	17,086,876	17,152,466	5,885,242	4,231,306	-	19,496,475	3,329,396

End of year	$4,261,923	$13,467,702	$17,605,450	$-	$19,562,140	$5,103,237	$4,954,901	$16,519,360	$17,343,229	$3,168,150

(1)	For the period January 1, 2011 to July 18, 2011
(2)	For the period May 1, 2011 to December 31, 2011

The accompanying notes are an integral part of these financial statements.

7

American Family Variable Account I

Notes to Financial Statements

December 31, 2012 and 2011

1.	Nature of Operations and Significant Accounting Policies

The American Family Variable Account I (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable universal life contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Separate Account includes assets from two series of policy issues. Series I policies include applications written before December 1, 2008. Series II policies include applications written on or after December 1, 2008. As of September 30, 2009, the Company ceased the issuance of new variable universal life contracts.

For purposes of reporting Policy Owners’ Equity, unit value, outstanding units (page 2) and Financial Highlights (pages 10-11), Group I includes all Series I policies that have not yet reached their 10th policy anniversary, and Group II includes Series I policies that have reached their 10th policy anniversary and all Series II policies.

Effective May 1, 2011, American Family Variable Account I opened the Vanguard VIF Capital Growth Subaccount as a funding choice to replace the Fidelity VIP Growth Subaccount. Effective July 18, 2011, American Family Variable Account I eliminated the Fidelity VIP Growth Subaccount as a funding choice. All assets remaining in the Fidelity VIP Growth Subaccount were transferred into the Vanguard VIF Capital Growth Subaccount immediately prior to its elimination.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Investments

Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.

Separate account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

b.	Fair Value Measurements

Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2

Financial assets and financial liabilities whose values are based on the following:

Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

8

American Family Variable Account I

Notes to Financial Statements

December 31, 2012 and 2011

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

Separate account assets are categorized as Level 2 assets. The Company has no separate account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 during 2012 and 2011.

c.	Security Transactions and Investment Income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characteristics determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

d.	Federal Income Taxes

The operations of the Separate Account are part of the total operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

e.	Expenses and Deductions

For Series I policies (which include applications written before December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. For Series II policies (which include applications written on or after December 1, 2008), the Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.45% for years 1-15 of the individual policies and 0.0% for years thereafter. These charges may be adjusted after policy issue, but are guaranteed not to exceed 0.90% of net assets for either Series I or Series II policies. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.

On a policy’s anniversary date each month, the Company deducts from the policy value an amount for the cost of insurance and any additional policy benefits. In addition, for Series I policies, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. For Series II policies, a monthly policy fee of $6 plus an additional $4 per month charge in the first five policy years is deducted. For Series II policies, a monthly administrative charge is also deducted from the cash value of the policy. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the underwriting, issuance and maintenance of the policy.

9

American Family Variable Account I

Notes to Financial Statements

December 31, 2012 and 2011

In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a charge per coverage amount for years 1-14. For Series I policies, the surrender charges will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, and policy year. For Series II policies, the surrender charges will not exceed $57.69 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age, gender, death benefit option selected, and policy year.

f.	Transfers between Subaccounts and Sponsor

Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.

2.	Related Parties

The Company retains a front-end premium load from all premium collected. For Series I policies, the charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected for Series I policies. Excess premium is any amount of premium greater than the target premium. For Series II policies, the charge is 5% of all premium for all policy years. The charges retained by the Company totaled $1,635,658 and $1,791,440 for 2012 and 2011, respectively.

3.	Policy Owners’ Equity

Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2012 are as follows:

	December 31, 2012
	Purchases and Transfers In	Sales and Transfers Out
Fidelity VIP Contrafund	$473,241	$502,474
Fidelity VIP Equity Income	2,492,900	1,451,819
Fidelity VIP Growth and Income	1,600,402	2,047,068
Fidelity VIP Investment Grade Bond	2,845,289	1,309,227
Fidelity VIP Mid Cap	1,180,988	503,955
Fidelity VIP Money Market	643,311	457,829
Vanguard VIF Capital Growth	1,852,264	1,454,008
Vanguard VIF International	2,364,184	1,129,993
Vanguard VIF Small Company Growth	332,416	285,991

Total	$13,784,995	$9,142,364

10

American Family Variable Account I

Notes to Financial Statements

December 31, 2012 and 2011

4. Financial Highlights

	At December 31			For the Period Ended December 31
Group II (1)	Units	Unit Value	Net Assets	Investment Income Ratio		Expense Ratio		Total Return
Fidelity VIP Contrafund Portfolio
2012	28,920.155	$17.98	$519,869	1.43%		0.45%		15.6%
2011	13,988.660	15.55	217,490	1.63%		0.45%		-3.2%
2010	4,317.275	16.06	69,355	1.18%		0.45%		16.4%
2009	3,074.744	13.80	42,434	1.91%		0.45%		34.9%
Fidelity VIP Equity Income Portfolio
2012	85,840.369	17.74	1,522,419	3.63%		0.45%		16.5%
2011	48,838.554	15.22	743,308	3.30%		0.45%		0.2%
2010	28,591.183	15.19	434,258	1.88%		0.45%		14.4%
2009	20,424.769	13.28	271,168	3.31%		0.45%		29.3%
Fidelity VIP Growth & Income Portfolio
2012	99,291.436	17.35	1,722,862	2.49%		0.45%		17.7%
2011	59,134.695	14.74	871,654	2.25%		0.45%		0.9%
2010	34,725.774	14.61	507,267	0.54%		0.45%		14.0%
2009	24,701.221	12.81	316,423	1.40%		0.45%		26.4%
Fidelity VIP Growth Portfolio
2011	—	—	—	0.00%	(3)	0.45%	(3)	8.8%
2010	30,102.718	15.85	477,268	0.04%		0.45%		23.3%
2009	22,344.239	12.86	287,300	0.32%		0.45%		27.4%
Fidelity VIP Investment Grade Bond Portfolio
2012	129,434.097	14.36	1,858,052	2.85%		0.45%		5.3%
2011	69,316.117	13.63	945,016	4.57%		0.45%		6.7%
2010	38,131.711	12.77	487,088	4.02%		0.45%		7.2%
2009	26,561.680	11.92	316,515	6.66%		0.45%		15.2%
Fidelity VIP Mid Cap Portfolio
2012	47,102.265	19.14	901,413	0.80%		0.45%		14.3%
2011	24,077.205	16.74	403,071	0.51%		0.45%		-11.0%
2010	7,868.073	18.81	148,018	0.42%		0.45%		28.3%
2009	6,039.700	14.67	88,589	1.11%		0.45%		39.5%
Fidelity VIP Money Market Portfolio
2012	45,189.274	9.96	449,958	0.13%		0.45%		-0.3%
2011	33,378.104	9.99	333,396	0.10%		0.45%		-0.3%
2010	11,301.992	10.02	113,273	0.21%		0.45%		-0.2%
2009	8,034.329	10.04	80,690	0.77%		0.45%		0.3%
2008	2,535.477	10.02	25,397	0.09%	(5)	0.45%	(5)	0.2%
Vanguard VIF Capital Growth Portfolio
2012	159,724.775	10.43	1,666,007	0.85%		0.45%		15.0%
2011	86,731.759	9.07	786,962	0.00%	(4)	0.45%	(4)	-9.1%
Vanguard VIF International Portfolio
2012	102,147.513	18.38	1,877,188	1.68%		0.45%		19.6%
2011	52,944.410	15.37	813,531	1.36%		0.45%		-13.9%
2010	28,570.600	17.85	510,022	1.42%		0.45%		15.2%
2009	20,355.179	15.50	315,409	0.96%		0.45%		42.1%
Vanguard VIF Small Company Growth Portfolio
2012	13,529.550	22.18	300,107	0.21%		0.45%		14.1%
2011	8,770.364	19.43	170,446	0.16%		0.45%		0.9%
2010	5,344.067	19.26	102,924	0.30%		0.45%		31.2%
2009	4,068.233	14.68	59,721	0.33%		0.45%		38.8%
Group I (2)
Fidelity VIP Contrafund Portfolio
2012	240,225.308	18.08	4,344,023	1.12%		0.90%		15.1%
2011	257,435.703	15.71	4,044,433	0.75%		0.90%		-3.7%
2010	280,986.968	16.31	4,581,622	1.06%		0.90%		15.9%
2009	272,880.331	14.07	3,839,556	1.19%		0.90%		34.3%
2008	254,126.099	10.48	2,663,247	0.88%		0.90%		-43.1%
Fidelity VIP Equity Income Portfolio
2012	1,055,499.879	13.15	13,882,100	2.91%		0.90%		16.0%
2011	1,122,355.754	11.34	12,724,394	2.30%		0.90%		-0.2%
2010	1,146,939.708	11.36	13,034,480	1.70%		0.90%		13.9%
2009	1,087,105.943	9.98	10,847,485	2.21%		0.90%		28.7%
2008	902,752.715	7.75	6,997,801	2.91%		0.90%		-43.3%

(1) Includes Variable Universal Life Insurance Series I Policies beyond their 10th policy anniversary and all Series II Policies.

(2) Includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.

(3) The Subaccount ceased operations during the year, therefore the ratio is annualized.

(4) The Subaccount commenced operations during the year, therefore the ratio is annualized.

(5) Series II became available in December 2008, therefore the ratio is annualized.

11

American Family Variable Account II

Notes to Financial Statements

December 31, 2012 and 2011

	At December 31			For the Period Ended December 31
Group I (2)	Units	Unit Value	Net Assets	Investment Income Ratio		Expense Ratio		Total Return
Fidelity VIP Growth & Income Portfolio
2012	1,431,877.205	$12.71	$18,205,375	2.02%		0.90%		17.2%
2011	1,542,382.062	10.85	16,733,796	1.60%		0.90%		0.5%
2010	1,529,039.913	10.80	16,513,558	0.50%		0.90%		13.5%
2009	1,424,152.245	9.51	13,548,208	0.94%		0.90%		25.9%
2008	1,153,145.686	7.56	8,714,506	1.21%		0.90%		-42.4%
Fidelity VIP Growth Portfolio
2011	-	-	-	0.00	% (3)	0.90	% (3)	8.6%
2010	1,797,590.181	9.24	16,609,608	0.03%		0.90%		22.8%
2009	1,764,826.420	7.53	13,283,808	0.21%		0.90%		26.8%
2008	1,429,686.009	5.93	8,485,161	0.71%		0.90%		-47.7%
Fidelity VIP Investment Grade Bond Portfolio
2012	1,486,939.237	13.01	19,351,481	2.27%		0.90%		4.8%
2011	1,499,509.649	12.42	18,617,124	3.27%		0.90%		6.3%
2010	1,426,266.472	11.68	16,665,378	3.64%		0.90%		6.7%
2009	1,308,543.010	10.95	14,327,179	8.73%		0.90%		14.6%
2008	1,197,521.794	9.55	11,436,991	0.00	% (4)	0.90	% (4)	-4.5%
Fidelity VIP Mid Cap Portfolio
2012	262,252.680	19.58	5,135,801	0.63%		0.90%		13.8%
2011	273,139.666	17.21	4,700,166	0.25%		0.90%		-11.4%
2010	295,369.158	19.42	5,737,224	0.37%		0.90%		27.7%
2009	303,790.097	15.21	4,621,317	0.75%		0.90%		38.8%
2008	263,006.779	10.96	2,881,720	0.50%		0.90%		-39.9%
Fidelity VIP Money Market Portfolio
2012	423,779.430	11.07	4,690,425	0.14%		0.90%		-0.8%
2011	414,382.383	11.15	4,621,505	0.11%		0.90%		-0.8%
2010	366,353.072	11.24	4,118,033	0.18%		0.90%		-0.7%
2009	316,705.701	11.31	3,583,294	0.70%		0.90%		-0.2%
2008	263,040.588	11.33	2,981,398	2.96%		0.90%		2.1%
Vanguard VIF Capital Growth Portfolio
2012	1,677,675.087	10.35	17,368,496	0.98%		0.90%		14.4%
2011	1,739,094.427	9.05	15,732,398	0.00	% (4)	0.90	% (4)	-9.4%
Vanguard VIF International Portfolio
2012	2,163,745.340	9.21	19,928,071	2.00%		0.90%		19.1%
2011	2,136,911.480	7.74	16,529,698	1.59%		0.90%		-14.3%
2010	2,103,348.420	9.03	18,986,453	1.58%		0.90%		14.7%
2009	2,021,588.352	7.87	15,910,824	3.69%		0.90%		41.5%
2008	1,823,923.705	5.56	10,144,168	0.00	% (4)	0.90	% (4)	-44.4%
Vanguard VIF Small Company Growth Portfolio
2012	203,578.988	16.23	3,304,090	0.23%		0.90%		13.6%
2011	209,869.205	14.28	2,997,704	0.18%		0.90%		0.5%
2010	226,921.411	14.22	3,226,472	0.33%		0.90%		30.6%
2009	228,530.799	10.89	2,487,771	1.01%		0.90%		38.1%
2008	180,090.974	7.88	1,419,240	0.62%		0.90%		-40.0%

(2)	Includes Variable Universal Life Insurance Series I Policies prior to their 10th policy anniversary.
(3)	The Subaccount ceased operations during the year, therefore the ratio is annualized.
(4)	The Subaccount commenced operations during the year, therefore the ratio is annualized.

12

PART C

OTHER INFORMATION

Item 26.	Exhibits

a)	Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I (1)

b)	Custodian Agreements. Not Applicable

c)	Underwriting Contracts.

1)	Underwriting Agreement between American Family Life Insurance Company and American Family Securities, LLC (2)

2)	Sales Representative Agent Agreement (Including Compensation Schedule) (2)

3)	Underwriting Agreement between American Family Life Insurance Company and Sunset Financial Services, Inc. (7)

d)	Contracts.

1)	Variable Universal Life Insurance Policy (1)

2)	Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)

3)	Accidental Death Benefit Rider (L-ACD (VUL)) (1)

4)	Additional Insured Rider (L-AI-I (VUL)) (1)

5)	Children’s Insurance Rider (L-CI-1 (VUL)) (1)

6)	Guaranteed Minimum Death Benefit Rider (1)

7)	Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)

8)	Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL)) (1)

9)	Waiver of Specified Premium Rider for the Primary Insured (L-WSP (VUL)) (1)

e)	Form of Application (1)

f)	Depositor’s Certificate of Incorporation and By-Laws.

1)	Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)

2)	By-Laws of American Family Life Insurance Company (1)

g)	Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)

h)	Participation Agreements.

1)	Form of Participation Agreement among Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

2)	Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (3)

3)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (4)

i)	Administrative Contracts.

1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)

2)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company (7)

3)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company (7)

j)	Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company (3)

k)	Legal Opinion.

1)	Opinion of David C. Holman, Esq. (7)

2)	Consent of David C. Holman, Esq. (7)

l)	Actuarial Opinion. Not Applicable

m)	Calculation. Not Applicable

n)	Other Opinions.

1)	Consent of Sutherland Asbill & Brennan LLP (7)

2)	Consent of Independent Registered Public Accounting Firm (7)

3)	Consent of John Christensen (7)

o)	Omitted Financial Statements. Not Applicable

p)	Initial Capital Agreements. Not Applicable.

q)	Description of Issuance, Transfer and Redemption Procedures (Series I). (6)

r)	Powers of Attorney (5)(6)

(1)	Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.

(2)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2007.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 25, 2008.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-44956) field April 27, 2010.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 27, 2012.

(7)	Filed herein.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Jack C. Salzwedel	Chairman of the Board, Chief Executive Officer

Daniel R. Schultz	Director, President, Chief Operating Officer

David C. Holman	Director, Chief Legal Officer, Secretary

Daniel J. Kelly	Director, Chief Financial Officer, Treasurer

Gerry W. Benusa	Director, Executive Vice President

Alan E. Meyer	Director, Vice President

William B. Westrate	Director, Executive Vice President

Mark V. Afable	Executive Vice President

Mary C. Schmoeger	Executive Vice President

Peter C. Gunder	Executive Vice President, Chief Investment Officer

Kari E. Grasee	Vice President, Controller

Ann Thompson	Assistant Treasurer

Ann F. Wenzel	Assistant Secretary

*	The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

Name	Jurisdiction	Percent Of Voting Securities Owned

American Family Mutual Insurance Company	Wisconsin	Mutual Company
American Family Securities, LLC	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
AmFam, Inc.	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Brokerage, Inc.	Wisconsin	Ownership of all voting securities by American Family Mutual Insurance Company
BID of Wisconsin LLC	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Family Life Insurance Company	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Wisconsin	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	Wisconsin	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	Ohio	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of Ohio	Ohio	Ownership of all voting securities by AmFam, Inc.
New Venture, LLC	Wisconsin	Ownership of all voting securities by AmFam, Inc. and American Family Life Insurance Company
Midvale Indemnity Company	Illinois	Ownership of all voting securities by AmFam, Inc.
HGI Acquisition Co. Inc.	Delaware	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	Delaware	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	Ohio	Ownership of all voting securities by PGC Holdings Corp
Permanent General Companies, Inc.	Tennessee	Ownership of all voting securities by PGC Holdings Corp
PGC Holdings Corp. Statutory Trust I	Delaware	Ownership of all voting securities by PGC Holdings Corp
PGC Holdings Corp. Statutory Trust II	Delaware	Ownership of all voting securities by PGC Holdings Corp
The General Automotive Insurance Company, Inc.	Ohio	Ownership of all voting securities by Permanent General Assurance Corp. of OH
Permanent General Assurance Corporation	Ohio	Ownership of all voting securities by Permanent General Companies, Inc.
PGA Service Corporation	Tennessee	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automotive Insurance Services of Texas, Inc.	Texas	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Ohio, Inc.	Ohio	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Georgia, Inc.	Georgia	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services, Inc.	California	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of Louisiana, Inc.	Louisiana	Ownership of all voting securities by PGA Service Corp.

Item 29.	Indemnification

(a)	The By-Laws of American Family Life Insurance Company (as amended November 1, 1998) provide, in part in Article VII, as follows:

ARTICLE VII

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b)	Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and American Family Securities, LLC (“Distributor”) provides substantially as follows:

8.	Indemnification

a.	By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1)	arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by AFLIC of any provision of this Agreement .

This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.	By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1)	arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2)	result from any breach by Distributor of any provision of this Agreement;

This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

c.	General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.	Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 30.	Principal Underwriter

(a)	Other Activity. American Family Securities, LLC is the registrant’s principal underwriter. It is also the principal underwriter for American Family Variable Account II. Beginning on January 18, 2014, Sunset Financial Services, Inc. will act as the registrant’s principal underwriter and will also act as the principal underwriter for American Family Variable Account II.

(b)	Management. The following information is furnished with respect to the officers and directors of American Family Securities, LLC:

Name and Principal Business Address*	Positions and Offices with American Family Securities, LLC

Alan E. Meyer	Director and President
David C. Holman	Director and Secretary
Daniel J. Kelly	Director
Kari E. Grasse	Treasurer
Ann F. Wenzel	Assistant Secretary

*	Principal business address is 6000 American Parkway, Madison, Wisconsin, 53783.

The following information is furnished with respect to the officers and directors of Sunset Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.

R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Gary K. Hoffman	Assistant Secretary
Donald E. Krebs	Director
David A. Laird	Treasurer
A.Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)	Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
American Family Securities, LLC	$644,682	None	N/A	N/A

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001, or if on or after January 18, 2014, such accounts and records will also be maintained at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on October 25, 2013.

AMERICAN FAMILY VARIABLE ACCOUNT I (REGISTRANT)

Attest:	/s/ David C. Holman	By:	*
	David C. Holman		Jack C. Salzwedel
	Secretary		Chairman of the Board of Directors and Chief Executive Officer American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

Attest:	/s/ David C. Holman	By:	*
	David C. Holman		Jack C. Salzwedel
	Chief Legal Officer, Secretary American Family Life Insurance Company		Chairman of the Board of Directors and Chief Executive Officer

	/s/ Ann F. Wenzel	As Attorney-in-Fact pursuant to Power of Attorney.
*By:	Ann F. Wenzel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on October 25, 2013.

Signatures	Title

*
Chairman of the Board of Directors,
JACK C. SALZWEDEL	Chief Executive Officer
(Principal Executive Officer)

*
Director, President, Chief Operating Officer
DANIEL R. SCHULTZ

*
Director, Chief Financial Officer, Treasurer
DANIEL J. KELLY	(Principal Financial Officer)

*
Vice President, Controller
KARI E. GRASEE	(Principal Accounting Officer)

*
Director, Chief Legal Officer, Secretary
DAVID C. HOLMAN

*
Director, Vice President
ALAN E. MEYER

*
Director, Executive Vice President
GERRY W. BENUSA

*
Director, Executive Vice President
WILLIAM B. WESTRATE

By:	/s/ ANN F. WENZEL
	ANN F. WENZEL	As Attorney-in-Fact pursuant to Power of Attorney

EXHIBIT INDEX

c)	Underwriting Contracts

3)	Underwriting Agreement between American Family Life Insurance Company and Sunset Financial Services, Inc.

g)	Reinsurance Contracts. Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company*

i)	Administrative Contracts

1)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company*

2)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company

3)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company

(k)	Legal Opinions

(1)	Opinion and Consent of David C. Holman, Esq.

(2)	Consent of David C. Holman, Esq.

(n)	Other Opinions

(1)	Consent of Sutherland Asbill & Brennan LLP

(2)	Consent of Independent Registered Public Accounting Firm

(3)	Consent of John Christensen

*	The Registrant has applied for confidential treatment of certain terms in this exhibit with the Securities and Exchange Commission. The confidential portions of this exhibit are marked with an asterisk [*] and have been omitted. The omitted portions of this exhibit will be filed separately with the Securities and Exchange Commission as part of the confidential treatment request.